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                                                                  Exhibit 10.8.1




                              AMENDED AND RESTATED


                            WHOLESALE POWER CONTRACT


                                     BETWEEN


                          OGLETHORPE POWER CORPORATION
                      (AN ELECTRIC MEMBERSHIP GENERATION &
                            TRANSMISSION CORPORATION)


                                       AND


                    ALTAMAHA ELECTRIC MEMBERSHIP CORPORATION


                                   DATED AS OF


                                 August 1, 1996
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                                TABLE OF CONTENTS

RECITALS.......................................................................1

        1.     DEFINITIONS.....................................................2

        2.     PURCHASE AND SALE OBLIGATION....................................2

               2.1    Purchase and Sale........................................2
               2.2    No Dedication of Resources...............................3
               2.3    Member's Unconditional Obligation to Pay.................3

        3.     POWER SUPPLY PLANNING AND RESOURCE ALLOCATIONS..................3

               3.1    Percentage Capacity Responsibilities; Power
                      Sale Resources ..........................................3
               3.2    Change of Certain Member Obligations.....................4
               3.3    Planning and Resource Management.........................5
               3.4    Future Resources, Power Sale Resources
                      and Resource Modifications ..............................5
               3.5    Cost Responsibility......................................7
               3.6    Non-Recourse Resources...................................8

        4.     POOLING.........................................................8

               4.1    Seller's Energy and Capacity Pool........................8
               4.2    System Operator..........................................9
               4.3    Operating Policies and Procedures........................9
               4.4    Sale Transactions by Members in the Pool.................9
               4.5    Scheduling Member........................................9
               4.6    Right to Designate Agent.................................9

        5.     RATES..........................................................10

               5.1    General.................................................10
               5.2    Periodic Review.........................................10
               5.3    Pool Settlement.........................................10
               5.4    Functional Unbundling...................................10
               5.5    Reasonable Rates........................................10
               5.6    Allocation of Payment Defaults..........................10
               5.7    Covenant of the Member..................................11


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6.      DELIVERY POINTS AND GENERAL TERMS AND CONDITIONS
        OF SERVICE............................................................11

               6.1    Delivery Points.........................................11
               6.2    General Terms and Conditions.  .........................11
               6.3    Seller and Member Duties................................11

        7.     RIGHTS OF ACCESS, RECORDS AND ACCOUNTS.........................12

               7.1    Rights of Access.  .....................................12
               7.2    Accounting Records.  ...................................12
               7.3    Access to Books and Records.  ..........................12

        8.     REORGANIZATIONS, TRANSFERS AND SALES OF ASSETS
               BY THE MEMBER..................................................13

               8.1    Dissolution or Liquidation.  ...........................13
               8.2    Permitted Transactions.  ...............................13
               8.3    Service Territory and Distribution System.  ............14
               8.4    Specific Performance.  .................................14

        9.     ASSIGNMENTS....................................................14

               9.1    General.  ..............................................14
               9.2    Assignment for Security.................................15
               9.3    Corporate Reorganization.  .............................15
               9.4    Receiver or Trustee in Bankruptcy.......................16
               9.5    Express Rejection of Implied Limitations................16

        10.    EVENTS OF DEFAULT AND REMEDIES.................................16

               10.1   Payment Default.  ......................................16
               10.2   Seller's Failure to Deliver.  ..........................17
               10.3   Performance Default.  ..................................17
               10.4   Remedies................................................17

        11.    REASONABLENESS OF RATES........................................18

               11.1   Fixed Rate Contract.  ..................................18
               11.2   Formulaic Rate.  .......................................18
               11.3   Regulatory Review.......................................18

        12.    EFFECTIVENESS AND TERM.........................................19

               12.1   Effectiveness and Term..................................19
               12.2   Reduction in Term.......................................19


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        13.    AMENDMENTS, ENTIRE AGREEMENT AND CONFLICTS.....................19

               13.1   Amendments. ............................................19
               13.2   Entire Agreement.  .....................................19
               13.3   Conflicts.  ............................................20
               13.4   Counterparts.  .........................................20

        14.    SEVERABILITY...................................................20

        15.    AMENDMENT AND RESTATEMENT......................................20

        16.    GOVERNING LAW..................................................20

        17.    MEDIATION......................................................20

        18.    MEMBER'S WITHDRAWAL FROM SELLER................................21

               18.1   Member Withdrawal.  ....................................21
               18.2   References..............................................21

        19.    MISCELLANEOUS..................................................21

               19.1   No Retail Sales.........................................21
               19.2   Indemnification.  ......................................22
               19.3   No Restriction on Revenue Allocation.  .................22
               19.4   Corporate Documents.  ..................................22
               19.5   Information Requirements.  .............................22
               19.6   No Third Party Beneficiaries.  .........................23
               19.7   Rules of Construction...................................23

        20.    NOTICES........................................................23


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                  AMENDED AND RESTATED WHOLESALE POWER CONTRACT


     THIS AMENDED AND RESTATED WHOLESALE POWER CONTRACT, dated as of August 1, 1996 (together with permitted amendments hereto, this "Agreement"), is entered into by and between Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and existing under the laws of the State of Georgia (the "Seller"), and Altamaha Electric Membership Corporation, an electric membership corporation organized and existing under the laws of the State of Georgia (the "Member").

                                R E C I T A L S:

     WHEREAS, the Seller's existing members, including the Member, are 39 electric membership corporations doing business in the State of Georgia, each of which joined with the others, beginning in 1974, to form the Seller in order to share the benefits and costs of ownership of an entity that would engage in providing electric capacity and energy for the benefit of its members; and

     WHEREAS, the Seller currently owns and operates electric generation plants and in the future may construct additional electric generation plants or purchase or otherwise obtain electric capacity and energy for the purpose, among others, of supplying electric capacity and energy to its members, several of which are borrowers from the Rural Utilities Service, as successor to the Rural Electrification Administration (the "RUS"), and others; and

     WHEREAS, the Seller has financed the construction of such generating plants in whole or in part through loans, and may in the future obtain additional loans, evidenced by mortgage notes (collectively, the "Notes") made or guaranteed by the United States of America (the "Government"), acting through the Administrator of the RUS (the "Administrator") and loans made by, or securities issued to, or obligations undertaken to, others; and

     WHEREAS, the Notes and certain of the loans made by, or securities issued to, or obligations undertaken to, others (collectively, with the Notes, the "Secured Obligations") are or may be secured by that certain Consolidated Mortgage and Security Agreement, dated as of September 1, 1994, made by and among the Seller; the Government; CoBank, ACB, as successor in interest to National Bank for Cooperatives; Credit Suisse, acting by and through its New York Branch; and SunTrust Bank, Atlanta, successor in interest to Trust Company Bank, as trustee, as it may hereafter be amended, supplemented, restated, or replaced or substituted for, including by a trust indenture, from time to time (the "Mortgage"); and

     WHEREAS, this Agreement and payments due to the Seller under this Agreement are pledged and assigned to secure the Secured Obligations as provided in the Mortgage; and
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     WHEREAS, the Seller and the Member are parties to that certain Amended and
Consolidated Wholesale Power Contract, dated as of December 1, 1988; and

     WHEREAS, the Government and the other holders of the Secured Obligations are relying on this Agreement and other wholesale power contracts between the Seller and its other members to assure that the Secured Obligations are repaid and the purposes of the Rural Electrification Act of 1936, as amended (the "REAct"), are carried out, and the Seller and the Member, by executing this Agreement, acknowledge that reliance; and

     WHEREAS, the Seller and the Member believe that, under current and foreseeable industry conditions, the continued ability of the Seller's members to operate as effective retail electric cooperatives in furtherance of the purposes of the REAct requires more flexibility in meeting their future needs for electric capacity and energy than would be available under the "all requirements" terms of the Existing Contracts, provided that adequate provision is made for the continued recovery by the Seller of all costs and expenses associated with electric capacity and energy to which the Seller has committed through the date of this Agreement; and

     WHEREAS, for the purpose of adjusting to changes in the electric industry, it is the intent of the parties that, as of the effective date of this Agreement, the Seller shall transfer its transmission and distribution assets substantially as an entirety to Georgia Transmission Corporation, a new electric membership corporation organized and existing under the laws of the State of Georgia ("GTC"); and

     WHEREAS, the Member has determined that its interests and the interests of its consumers will be best served by purchasing certain amounts of electric capacity and associated energy from *the Seller on the terms and conditions of this Agreement; and

     WHEREAS, the Member is undertaking to purchase from the Seller, and the Seller is undertaking to sell to the Member, certain amounts of electric capacity and associated energy on the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual undertakings herein contained, the Seller and the Member hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used herein shall have the respective meanings set forth in Schedule C attached hereto, unless the context in which such term is used clearly requires otherwise.

     2.   PURCHASE AND SALE OBLIGATION.

          2.1 Purchase and Sale. The Seller shall sell and deliver to the Member, and the Member shall take and pay for or pay for, even if not available, delivered or taken, at the rates provided for in Section 5, all electric capacity allocated to the Member as reflected in the Member's


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Percentage Capacity Responsibilities set forth in the Exhibits to Appendix 1 to
"Rate Schedule A" (as amended from time to time in accordance with Section 3). The Seller shall sell and deliver to the Member, and the Member shall pay for, at the rates provided for in Section 5, any associated energy that the Member shall determine to purchase for its own use or for resale pursuant to this Agreement. The Member's payment obligations associated with its PCR in any Resource shall continue until all costs of such Resource are paid in full notwithstanding the occurrence of any event, or the taking of any action permitted by this Agreement, with respect to such Resources, including, without limitation, any event or action described in Section 2.3.

          2.2 No Dedication of Resources. Neither the establishment of a PCR for a Member with respect to a Resource nor the sale by the Seller to the Member of electric capacity and associated energy under this Agreement shall constitute either (i) a sale, lease, transfer , dedication or conveyance of an ownership interest in or to any Resource or (ii) an entitlement to the electric capacity or associated energy from any specific Resource. The Seller shall have the sole authority, which it may exercise in its discretion, to manage, control and operate all of its Resources, subject to the Seller's obligations to provide available electric capacity and associated energy to the Member pursuant to this Agreement.

          2.3 Member's Unconditional Obligation to Pay. The Member shall make all payments for electric capacity and energy that are required pursuant to this Agreement in a timely manner, whether or not (i) electric capacity and energy has or is being provided to the Member hereunder, (ii) Resources or any part thereof are completed, delayed, terminated, available, operable, operating, retired, sold, leased, transferred, or otherwise disposed of, (iii) the construction or operation of the Resources or any part thereof is suspended, interrupted, interfered with, reduced, curtailed or terminated, (iv) the Seller is able to purchase or otherwise obtain electric capacity and energy from any source or (v) any similar contract with any other member of the Seller is invalid, in each such case for any reason whatsoever and whether or not due to the conduct, acts or omissions of the Seller. Such payments by the Member shall not be subject to any reduction, whether by offset, recoupment or otherwise, and shall not be conditioned upon performance by the other members of the Seller or the Seller under this Agreement or any other agreement or instrument. This
Section 2.3 shall not be construed to release the Seller from the performance of any of its obligations expressed in this Agreement or, except to the extent expressly provided in this Agreement, prevent or restrict the Member from asserting any rights that it may have against the Seller or any other person under this Agreement or any other agreement or under any provision of law or prevent or restrict the Member, at its own cost and expense, from prosecuting or defending any action or proceeding against or by third parties or taking any other action to secure or protect its rights under this Agreement.

     3.   POWER SUPPLY PLANNING AND RESOURCE ALLOCATIONS.

          3.1 Percentage Capacity Responsibilities; Power Sale Resources.

               3.1.1 Percentage Capacity Responsibilities. The Seller shall at all times


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maintain Exhibits to Appendix 1 to "Rate Schedule A" which identify all
Resources, all Percentage Capacity Responsibilities for the Member and all other members with respect to each Resource and the original projected useful life or the contract term for each Resource. (The identification of the original projected useful life or the contract term of a Resource is for the sole purpose of determining whether a Resource Modification constitutes a Major Resource Modification). The Seller shall not construct or acquire a Future Resource unless (i) the total of the PCRs allocated to the members of the Seller that have a PCR in the Future Resource equals one hundred percent (100%) at the time the Seller approves the principal documents necessary to commit the Seller to such Future Resource, and (ii) the members of the Seller which do not have a PCR with respect to such Future Resource are liable for a pro rata share of the costs and expenses of such Future Resource in the event of a Payment Default by all members which have a PCR with respect to such Future Resource as provided in
Section 3.5.3.

               3.1.2 Power Sales Resources. The Seller shall also identify in Exhibits to Appendix 1 to "Rate Schedule A" all Power Sales Resources and the allocations made by the Seller with respect thereto in accordance with Section 3.4.2.

          3.2 Change of Certain Member Obligations.

               3.2.1 Without the prior written consent of the Member, the Seller may not (i) allocate a PCR to the Member for a Future Resource, (ii) modify the Member's PCR for an Existing Resource or a Future Resource or (iii) otherwise add or modify an Exhibit to Appendix 1 to "Rate Schedule A," except as follows:

                    (a) If the Seller is not then released by the Member from its responsibility set forth in clause (ii) of Section 3.3.1 to undertake future resource procurement, the Seller may allocate a PCR to the Member with respect to a Future Resource in accordance with Section 3.4.1;

                    (b) If the Seller is not then released by the Member from its responsibility set forth in clause (iii) of Section 3.3.1 to sell electric capacity and energy, the Seller may make an allocation to the Member with respect to a Power Sale Resource in accordance with Section 3.4.2; and

                    (c) The Seller may modify the Member's PCR in connection with a Major Resource Modification in accordance with Section 3.4.3.

               3.2.2 Any addition of or modification to an Exhibit to Appendix 1 to "Rate Schedule A" made pursuant to Section 3.2.1 shall be prepared and approved by the Seller in accordance with this Agreement and shall be conclusively established by a resolution duly adopted by the Board of Directors of the Seller concurrently with the Board's authorization of the execution of the principal documents necessary to obligate the Seller to the transaction resulting in such


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modification or addition. The Member's obligations shall thereupon be effective as to any allocation with respect to a Power Sale Resource or any PCR allocated to the Member in such additional or modified Exhibit, and the Member shall make all payments required pursuant to this Agreement with respect to such obligations. Such obligations of the Member shall not be affected by any subsequent release by the Member of the Seller of the responsibilities set forth in Section 3.3.1.

          3.3 Planning and Resource Management.

               3.3.1 Unless and until the Member provides an applicable written notice pursuant to Section 3.3.2, the Seller shall be responsible for (i) bulk power supply planning, (ii) future resource procurement, and (iii) sales of electric capacity and energy for the Member (all three services, collectively, "Joint Planning and Resource Management"). The Seller shall conduct Joint Planning and Resource Management in accordance with written policies in effect from time to time (the Seller's "Resource Policies"). The Member shall provide an annual written notice to the Seller of the Member's long-range forecast of load and any power supply resources the Member plans to acquire or dispose of on its own behalf (an "Annual Planning Report") at the time(s) required and in accordance with the Seller's Resource Policies. No change to the Seller's Resource Policies made subsequent to the due date of the Member's Annual Planning Report shall be effective, as to the Member, until January 1 of the calendar year following the due date of the Member's next Annual Planning Report.

               3.3.2 The Member may elect to take individual responsibility for its own (i) bulk power supply planning, (ii) future resource procurement, or
(iii) sales of electric capacity and energy by providing the Seller with written notice of its release of the Seller from all such responsibilities or any one or more of them. Any such notice shall be in the form provided in the Seller's Resource Policies, shall be given no later than the due date of the Member's Annual Planning Report, and shall be effective January 1 of the following year. Notwithstanding any notice given under this Section 3.3.2, the Member shall continue to provide its Annual Planning Report to the Seller unless the Member is a Scheduling Member pursuant to Section 4.1, and the Member shall pay its allocated share of the total cost of Joint Planning and Resource Management until the effective date on which the Member takes individual responsibility for all three services. If the Member has made any such election, the Seller shall reassume any such responsibilities only in accordance with the notice requirements and the terms set forth in the Seller's written policies and procedures, as the Seller may amend such policies and procedures from time to time.

          3.4 Future Resources, Power Sale Resources and Resource Modifications.

               3.4.1 If the Seller is not then released by the Member from its responsibility set forth in clause (ii) of Section 3.3.1 to undertake future resource procurement, the Seller may allocate to the Member, and the Member shall be responsible for, a PCR with respect to any Future Resource approved by the Seller in accordance with Section 3.2.2. Such allocation shall be made in accordance with the Seller's Resource Policies.


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               3.4.2 If the Seller is not then released by the Member from its responsibility set forth in clause (iii) of Section 3.3.1 to sell electric capacity and energy, the Seller may sell all or part of the electric capacity and associated energy allocated to the Member pursuant to its PCR with respect to any Resource. No such sale shall affect the Member's PCR with respect to any such Resource (even though such sale may reduce or eliminate the electric capacity and associated energy available to the Member during the term of the sale). Any such sale of electric capacity or energy by the Seller for a term of greater than one (1) year shall be allocated among the members of the Seller for whom the sale is made as a Power Sales Resource in accordance with the Seller's Resource Policies and shall be treated as a Resource in "Rate Schedule A." The Seller may, in its sole discretion, at any time and from time to time, modify, amend, extend, shorten or terminate any Power Sales Resource.

               3.4.3 The Seller may, in its sole discretion, undertake from time to time capital expenditures for additions, improvements, repairs or modifications to a Generating Resource or modify or extend a Power Purchase Resource (a "Resource Modification"). The parties recognize that a Resource Modification may change the capacity of a Resource. In such event, a change may be required to be made with respect to an existing Exhibit, or a new Exhibit may be required, to Appendix 1 to "Rate Schedule A." Each such Resource Modification shall be determined by the Board of Directors of the Seller to be either a Major Resource Modification or a Minor Resource Modification.

                    (a) A Minor Resource Modification shall not affect the Member's PCR with respect to such Resource (even though such modification may change the electric capacity and associated energy available to the Member or the contract term or useful life of the Resource).

                    (b) If the Board of Directors of the Seller determines that a Major Resource Modification is required to comply with Legal Requirements, such Major Resource Modification shall not affect the Member's PCR with respect to such Resource (even though such modification may change the electric capacity and associated energy available to the Member or the contract term or useful life of the Resource). A determination that a Major Resource Modification is required to comply with Legal Requirements shall be made only by the vote of seventy-five percent (75%) of the Board of Directors of the Seller.

                    (c) If the Seller has determined to make a Major Resource Modification and the Board of Directors of the Seller has not determined that such Major Resource Modification is required to comply with Legal Requirements, such Major Resource Modification shall be a Future Resource. If at the time the Board of Directors of the Seller authorizes such Major Resource Modification the Seller is then released by the Member from its responsibility set forth in clause (ii) of Section 3.3.1 to undertake future resource procurement, the Member may elect not to participate in a Major Resource Modification by providing the Seller with prior written notice in accordance with the Seller's Resource Policies. Such notice shall serve as the Member's prior written consent for the Seller to


                                        6
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     change the Member's PCR to the extent, if any, required to allocate the increased capacity or extended life resulting from such Major Resource Modification solely to the members that are participating in such Major Resource Modification. (The Seller may also change the Member's PCR in connection with such a Major Resource Modification if at the time the Board of Directors of the Seller authorizes such Major Resource Modification, the Seller is not then released by the Member from its responsibility set forth in clause (ii) of Section 3.3.1 to undertake future resource procurement.) Any addition or modification of an Exhibit made by the Seller's Board of Directors to reflect the allocation of such additional capacity or extended useful life to participating Members shall be based on the study of an independent consulting engineer. If the Member elects not to participate in a Major Resource Modification that extends the useful life, the Board of Directors of the Seller shall also determine the date on which the PCR of the Member shall terminate, based on the expected useful life of the Resource prior to the Major Resource Modification.

          3.5 Cost Responsibility.

               3.5.1 In the event of a Payment Default by a member of the Seller, the Seller shall allocate the amount of the Payment Default to each Resource with respect to which the defaulting member has a PCR, and each non-defaulting member that has a PCR with respect to each such Resource shall bear the otherwise unrecovered costs resulting from such Payment Default in the proportion of its PCR to the aggregate of the PCRs of all non-defaulting members in each such Resource.

               3.5.2 In the event any members of the Seller do not have a PCR with respect to an Existing Resource and there is a Payment Default by all members of the Seller that have a PCR with respect to such Existing Resource, all other members shall become liable for a pro rata share of the costs and expenses of such Existing Resource. The term "liable for a pro rata share" shall mean that each of the non-defaulting members shall have their liability based on the aggregate of Rated Capacity allocated to each of such members pursuant to its PCR with respect to all Resources of the Seller divided by the aggregate of such Rated Capacity of all non-defaulting members that share such pro rata liability. Such pro rata liability shall extend to any modification of an Existing Resource which is a Minor Resource Modification or a Major Resource Modification required to comply with Legal Requirements.

               3.5.3 In the event of a Payment Default by all members of the Seller that have a PCR with respect to any Future Resource, the members of the Seller that do not have a PCR with respect to such Future Resource shall become liable for a pro rata share of the costs and expenses of such Future Resource if, and only if, (i) such Future Resource has been approved by seventy-five percent (75%) of the Seller's Board of Directors and seventy-five percent (75%) of the members of the Seller, or (ii) such Future Resource is acquired or constructed solely to meet the requirements of members of the Seller that continue to take capacity and energy under Existing Contracts. Such pro rata liability shall extend to any modification of a Future Resource which is a Minor Resource Modification or a Major Resource Modification required to comply with Legal


                                        7
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Requirements.

          3.6 Non-Recourse Resources. The Seller may, as provided in this
Section 3.6, enter into an agreement for the purchase of capacity and energy or energy with a term greater than one (1) year, or acquire or construct a generating facility without such purchase agreement or generating facility constituting a Resource subject to the provisions of this Agreement. The Seller may enter into such a purchase agreement or acquire or construct such a generating facility if, and only if:

               (a) Any such purchase agreement shall be a Non-Recourse
     Obligation;

               (b) With respect to any such generating facility (including improvements and modifications):

                    (i) Any Indebtedness incurred by the Seller to finance the estimated capitalized cost of such generating facility shall be a Non-Recourse Obligation;

                    (ii) The Seller may not provide more than fifteen percent (15%) of the estimated capitalized cost of such generating facility from its funds (other than proceeds from Non-Recourse Obligations); and

                    (iii) Any contract for the purchase of fuel, fuel transportation or pumping energy for such generating facility with a term greater than one (1) year shall be a Non-Recourse Obligation; and

               (c) The Seller shall enter into a separate power supply agreement or agreements with one or more of its members or others providing for the full recovery through rates charged to such parties of all costs of any such purchase agreement or the construction, acquisition and operation of any such generating facility.

     4.   POOLING.

          4.1 Seller's Energy and Capacity Pool. From time to time, the Seller may elect to pool the electric capacity and energy associated with the PCR and other resources owned or contracted for by its members (including the allocated electric capacity and energy of the Member) in an energy and capacity pool (the "Pool") . The Member also may elect from time to time not to have the capacity represented by the Member's PCR and other resources and associated energy included in the Pool and to have such capacity and energy to be separately scheduled (during the effectiveness of any such election, the Member shall be a "Scheduling Member"). Such election to be a Scheduling Member shall be made by written notice given to the Seller no later than the due date of the Member's Annual Planning Report and shall be effective on January 1 of the following year, or such other date as the Seller and the Member shall agree in writing. If the Member has made such an election, the Member may re-commit its allocated electric capacity and energy to the Pool


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only in accordance with the notice requirements and the terms set forth in the
Seller's written policies and procedures.

          4.2 System Operator. The Seller may from time to time enter into an agreement with another entity to operate the Seller's system. Concurrently with the effective date of this Agreement, the Seller has contracted with Georgia System Operations Corporation ("GSOC") as the initial operator of the Seller's system and as the operator of the Pool. The Seller shall continue to utilize GSOC as the operator of the Seller's system and as operator of the Pool until
(i) such time, if any, that the Seller and GSOC mutually agree otherwise or (ii) such contract is terminated in accordance with its terms.

          4.3 Operating Policies and Procedures. The Seller shall itself, or pursuant to a contract require the system operator to, at all times maintain in effect written policies and procedures for system operations, energy settlements, reserve sharing and settlements, scheduling and dispatching of resources, sales of excess capacity and energy by the Seller or its members, load following and related matters, that treat on a comparable basis the utilization of all of the Seller's Resources by the Pool and by any members of the Seller which do not participate in the Pool (or if the Seller has not established a Pool that is continuing, the Seller shall treat on a comparable basis the utilization of the resources by the Member and other members). Comparable basis refers to the legal standard then employed by FERC for determining that there has been no undue discrimination as among the owner of a facility and others that have the right to use such facility. Any determination by GSOC or any other independent system operator with respect to application of its written policies and procedures shall be conclusive as to the Seller and the Member, subject to the resolution of disputes in accordance with such independent system operator's applicable tariffs and service agreement.

          4.4 Sale Transactions by Members in the Pool. If it is a participant in the Pool, the Member shall be entitled to resell for its own account all or any part of the capacity and associated energy purchased hereunder to any person or entity in accordance with applicable operating policies and procedures in effect from time to time.

          4.5 Scheduling Member. While the Member is a Scheduling Member, the Member shall be entitled to resell for its own account all or any part of the capacity and associated energy purchased hereunder to any person or entity and to schedule for its own account such capacity and energy in accordance with applicable operating policies and procedures in effect from time to time.

          4.6 Right to Designate Agent. Whenever this Agreement requires or permits the Seller to provide information, schedules, notice or the like to, or to take direction from, the Member the Member may by written notice to the Seller, require the Seller to provide such information, schedules, notice or the like to, or to take direction from, the Member, its agent or both. The provisions of this Section does not create any right to assign this Agreement, such matters being governed exclusively by the provisions of Sections 8 and 9.


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

     5.   RATES.

          5.1 General. The Member shall make all payments to the Seller that are required pursuant to this Agreement at the rates and on the terms and conditions set forth herein and in "Rate Schedule A," as amended from time to time as provided in Section 3 and this Section 5; provided, however, that no Exhibit to Appendix 1 to "Rate Schedule A" shall be amended in any manner inconsistent with
Section 3.

          5.2 Periodic Review. The Seller at such intervals as it shall deem appropriate, but in any event not less frequently than once in each calendar year, shall review the rates for electric capacity and energy furnished hereunder and under the wholesale power contracts with the Seller's other members and, if necessary, shall revise such rates so that such rates shall produce revenues that shall be sufficient, but only sufficient, with the revenues of the Seller from all other sources, to meet all of the Seller's costs, to cover all payments on account of indebtedness of the Seller (except any Non-Recourse Obligation), to provide for the establishment and maintenance of reasonable reserves, and to comply with all financial requirements contained in the Mortgage or in any indenture, mortgage, or contract relating to any indebtedness or other financial obligations of the Seller as they may exist from time to time (except any Non-Recourse Obligation).

          5.3 Pool Settlement. The rates shall include credits and charges to the Member to reflect settlements related to the operation of the Seller's Resources, including the Member's PCR and associated energy and other resources in the Pool, unless the Member shall then be a Scheduling Member.

          5.4 Functional Unbundling. The Seller shall account for its direct and indirect costs so that the rate for each Resource and the charge for each service that the Seller provides to one or more members recovers all direct costs and a share of indirect costs for each Resource and service, including administrative and general expenses and margins, allocated in accordance with Accounting Requirements.

          5.5 Reasonable Rates. The rates and terms and conditions of service provided by the Seller hereunder, including changes from time to time in "Rate Schedule A," shall be just and reasonable and not unduly discriminatory, but shall at all times be sufficient to comply with the requirements of Section 5.2.

          5.6 Allocation of Payment Defaults. The Seller shall at all times provide in "Rate Schedule A" a mechanism by which the Seller shall allocate all unrecovered costs resulting from a Payment Default by the Member or a Payment Default by any other member to each Resource with respect to which the defaulting member has a PCR and a mechanism for recovering such costs from the members that also have a PCR with respect to such Resource in accordance with the provisions of Section 3.5.1. Such rate provision shall further ensure that if the Member has no PCR with respect to a Resource, the Seller shall not seek to recover from the Member any of the costs of that

Resource otherwise unrecovered as the result of a Payment Default by another member unless every member that has a PCR in such Resource has defaulted. In the event of Payment Defaults by all members that have a PCR with respect to a Resource, the Seller may recover the amount of such Payment Defaults only in accordance with Sections 3.5.2 and 3.5.3.

          5.7 Covenant of the Member. The Member covenants and agrees to establish, maintain and collect rates and charges for the service of its electric system, and to conduct its business, in a manner which shall produce revenues and receipts at least sufficient to enable the Member to pay to the Seller, when due, all amounts payable by the Member under this Agreement and to pay any and all other amounts payable from, or which might constitute a charge and a lien upon, the revenues and receipts derived from its electric system, including all operation and maintenance expenses and the principal of, premium, if any, and interest on all indebtedness related to the Member's electric system.

     6.   DELIVERY POINTS AND GENERAL TERMS AND CONDITIONS OF SERVICE.

          6.1 Delivery Points. Subject to Section 6.3, the Seller shall furnish the electric capacity and deliver the energy purchased by the Member under this Agreement to the Member at (i) the high side of the step-up transformer at each Resource with respect to capacity and energy that is produced by a Resource that is interconnected with the Georgia Integrated Transmission System (the "ITS") and (ii) the interface of the ITS at which capacity is furnished and energy is delivered to Seller from a Resource that is not interconnected with the ITS. Title and risk of loss of such energy shall pass from the Seller to the Member at such delivery points. As between the parties hereto, the Seller shall be deemed to be in exclusive control (and responsible for any injury and damage caused thereby) of the electric capacity and energy prior to the delivery point, and the Member shall be deemed to be in exclusive control (and responsible for any damages or injury caused thereby) of the electric capacity and energy at and from the delivery point.

          6.2 General Terms and Conditions. The general terms and conditions of service (which reflect implementing details of this Agreement) provided by the Seller to the Member hereunder are established in the General Terms and Conditions in "Rate Schedule A."

          6.3  Seller and Member Duties.

               6.3.1 The Seller and the Member shall use reasonable diligence to deliver and receive a constant and uninterrupted supply of electric capacity and energy. If the supply of electric capacity and energy shall fail or be interrupted, or become defective, as the result of an event of force majeure or its adverse effects, the Seller shall not be liable therefor or for damages caused thereby. "Force majeure" shall mean the occurrence or non-occurrence of any act or event that could not reasonably have been expected and avoided by exercise of due diligence and foresight and such act or event is beyond the reasonable control of the Seller. In the event of an interruption of service, the Seller and the Member shall use all due diligence to restore their respective systems to enable the delivery and receipt of electric capacity and energy. In the event of a power shortage, or an adverse condition or disturbance, the Seller may, without incurring liability, take such emergency action as, in the judgment of the Seller, may be necessary. Such emergency action may include, but shall not be limited to, reduction or interruption of the supply of electricity to some points of delivery in order to compensate for an emergency condition on the system of the Seller, or on any other directly or indirectly interconnected system.

               6.3.2 The Seller covenants and agrees that it will use its reasonable best efforts to operate, maintain and manage its Resources in accordance with Prudent Utility Practice. For purposes of this Agreement, "Prudent Utility Practice" shall mean any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts that, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at lowest reasonable cost consistent with good business practices, reliability, safety, and expedition. Prudent Utility Practice is not intended to be limited to the optimum practice, method, or act, to the exclusion of all others, but rather to include a spectrum of possible practices, methods, or acts generally acceptable in the region in light of the circumstances.

     7.   RIGHTS OF ACCESS, RECORDS AND ACCOUNTS.

          7.1 Rights of Access. Duly authorized representatives of either party hereto shall be permitted to enter the premises of the other party hereto at all reasonable times in order to carry out the provisions hereof.

          7.2 Accounting Records. The Seller shall keep accurate records and accounts in accordance with Accounting Requirements. Promptly after the close of each fiscal year (and not later than 120 days after the end of each fiscal year), the Seller shall cause such records and accounts of all transactions of the Seller with respect to such fiscal year to be subject to an annual audit by a firm of independent certified public accountants experienced in electric utility accounting and possessing a national reputation in accounting and auditing. The Seller shall without delay provide a copy of each such annual audit, including all written comments and recommendations of such accountants to the Member.

          7.3 Access to Books and Records. The Member shall at all times have reasonable access during business hours to examine any and all and the books, records and supporting worksheets and data of the Seller as may be appropriate to determine the accuracy of any charges or payments required to be made by the Member to the Seller. If such books, records and supporting worksheets and data of the Seller contain information about another member of the Seller, the Seller shall excise any identification of a specific member or members or provide such information to an independent certified public accountant or other independent representative of the Member under a confidentiality agreement. If, after such examination of Seller's records, there is still a dispute as to the accuracy of any charge and the Member proceeds with mediation, arbitration or litigation, only requirements of confidentiality imposed by a mediator, arbitrator or court shall be applied.

     8.   REORGANIZATIONS, TRANSFERS AND SALES OF ASSETS BY THE MEMBER.

          8.1 Dissolution or Liquidation. The Member shall not dissolve, liquidate or otherwise wind up its affairs without the approval in writing of the Seller.

          8.2 Permitted Transactions. The Member shall not consolidate or merge with any other Person or reorganize or change the form of its business organization from an electric membership corporation or sell, transfer, lease or otherwise dispose of all or substantially all of its assets (each, a "Member Transaction") to any Person (or make any agreement therefor), whether in a single transaction or series of transactions, unless either:

               (a) Such Member Transaction is expressly approved in writing by the Seller; or

               (b) All of the following conditions are satisfied:

                    (i) The Transferee shall be an entity organized and existing under the laws of the United States of America or any State or the District of Columbia; and

                    (ii) No default or breach of this Agreement shall have occurred and be continuing; and

                    (iii) If the Transferee is not the Member, the Transferee shall execute and deliver to the Seller an instrument supplemental hereto in form reasonably satisfactory to the Seller containing an assumption by the Transferee of the performance and observance of every covenant and condition of this Agreement required to be performed or observed by the Member; and

                    (iv) A firm of independent certified public accountants shall prepare for the two calendar years immediately preceding the Member Transaction a set of pro forma financial statements that assume the consummation of the Member Transaction throughout the applicable determination period and that are prepared in accordance with generally accepted accounting principles. Based on such pro forma financial statements, such accountants must certify that:

                         (A) the Transferee's Debt Service Coverage Ratio is at least 1.25 and Times Interest Earned Ratio is at least 1.50 for each of the two immediately preceding calendar years (assuming such Member Transaction had been consummated at the beginning of such two-year period);

                         (B) the Transferee's Equity equals at least 27% of its Total Assets after giving effect to such Member Transaction; and

                         (C) the ratio of the Transferee's Net Utility Plant to its Long- Term Debt is at least 1.0 after giving effect to such Member Transaction.

     The specification of conditions in subsection 8.2(b) shall not be construed to establish minimum standards under which the Member may effect a Member Transaction, the purpose of such conditions being to establish when the Seller's approval need not be obtained. In the event the Member seeks the Seller's approval of a Member Transaction, the Seller may withhold such approval only upon a determination by the Board of Directors of the Seller that the Member Transaction could reasonably be expected to have a material adverse effect on the Member's ability to perform its obligations under this Agreement.

          8.3 Service Territory and Distribution System. The Member shall not convey, transfer, lease, or otherwise dispose of any part of its electric distribution system or assigned service territory or voluntarily transfer or assign to another Person any customer of the Member (each, a "Conveyance") if such Conveyance, considered together with (i) all prior Conveyances, and (ii) all prior additions (by construction, conveyance, transfer or lease to the Member) to its electric distribution system, assigned service territory or customers could reasonably be expected to have a material adverse affect on the Member's ability to perform its obligations under this Agreement.

          8.4 Specific Performance. The Member and the Seller agree that the failure or threatened failure of the Member to comply with the terms of this
Section 8 will cause irreparable injury to the Seller, which cannot properly or adequately be compensated by the mere payment of money. The Member agrees, therefore, that in the event of a breach or threatened breach of this Section 8 by the Member, the Seller, in addition to any other remedies that may be available to the Seller, shall have the right to obtain from any competent court a decree enjoining such breach or threatened breach of this Section 8 or providing that the terms of this Section 8 be specifically enforced.

     9.   ASSIGNMENTS.

          9.1  General.

               9.1.1 This Agreement shall be binding upon and inure to the benefit of the permitted successors and permitted assigns of the parties, except that this Agreement may not be assigned by either party unless prior consent to such assignment is given in writing by the other party and, if either party is then an RUS borrower, the Administrator. Any assignment made without a consent required hereunder shall be void and of no force or effect as against the non-consenting party.

               9.1.2 No sale, assignment, transfer or other disposition permitted by this Agreement shall affect, release or discharge either party from its rights or obligations under this Agreement, except as may be expressly provided by this Agreement.

          9.2  Assignment for Security.

               9.2.1 Notwithstanding any other provision of this Agreement, a party, without the other party's consent but, if such assigning party is then a borrower of the RUS, only with the consent of the Administrator, may assign, transfer, mortgage or pledge its interest in this Agreement as security (an "Assignment for Security") for any obligation secured by any indenture, mortgage or similar lien on its system assets without limitation on the right of the secured party to further assign this Agreement, including, without limitation, the assignment by the Member or the Seller to create a security interest for the benefit of the Government, acting through the Administrator, or for the benefit of any third party.

               9.2.2 After any Assignment for Security to the Administrator or other secured party (including any indenture trustee under any indenture securing the obligations of the Seller), the Administrator or other secured party, without the approval of the other party to this Agreement, may (i) cause this Agreement to be sold, assigned, transferred or otherwise disposed of to a third party pursuant to the terms governing such Assignment for Security, or
(ii) if the Administrator or other secured party first acquires this Agreement, sell, assign, transfer or otherwise dispose of this Agreement to a third party; provided, however, that in either case the party who made the Assignment for Security is in default of its obligations to the Administrator or other secured party that are secured by such security interest.

          9.3  Corporate Reorganization.

               9.3.1 The Seller may assign any or all of its rights and delegate any or all of its duties under this Agreement in connection with any reorganization, merger or consolidation of the Seller with another entity in which the Seller is not the surviving entity if (a) such merger or consolidation
(i) is approved by seventy-five percent (75%) of the Board of Directors of Seller and seventy-five percent (75%) of the members of Seller, or (ii) is approved by a majority of the Board of Directors of the Seller and a majority of the members of the Seller if a payment default under the Mortgage shall have occurred and be continuing and (b) the surviving entity shall expressly assume by written agreement executed and delivered to the Member, the performance and observance of the provisions of this Agreement required to be performed or observed by the Seller.

               9.3.2 The Seller may, in its sole discretion, at any time and from time to time, retire, sell, transfer, lease, terminate or otherwise dispose of any Resource (even though such transaction may reduce or eliminate the electric capacity and associated energy available to the Member with respect to such Resource); provided, that the Seller shall not sell, transfer, lease or otherwise dispose of all or substantially all of its Resources (each a "Seller Transaction") to any Person (or make any agreement therefor), whether in a single transaction or a series of transactions, unless such Seller Transaction is either: (a) approved by seventy-five percent (75%) of the Seller's Board of Directors and seventy-five percent (75%) of the members of the Seller, or (b) approved by a majority of the Board of Directors of the Seller and a majority of the members of the Seller if a payment default under the Mortgage shall have occurred and be continuing. The Seller may sell or lease and leaseback any interest in a Resource (a "Leasehold Interest") in a sale-leaseback, lease-leaseback or similar transaction of any term or length (a "Lease Transaction") (even though such Lease Transaction may reduce the capacity and associated energy available to the Member with respect to such Resource). In connection with any Lease Transaction, the Leasehold Interest shall be considered the same Generating Resource and not a new Future Resource.

          9.4 Receiver or Trustee in Bankruptcy. The parties intend that the obligations of the Member under this Agreement shall not be affected by a receiver, a trustee in bankruptcy, a mortgagee or an indenture trustee taking charge of the assets or business of the Seller, and that such receiver, trustee, mortgagee or indenture trustee may exercise all of the rights of, and make all of the determinations provided to be made in this Agreement by, the Board of the Directors of the Seller.

          9.5 Express Rejection of Implied Limitations. The parties intend that this Agreement shall be assignable in accordance with the provisions of this
Section 9 without regard to any other provisions of this Agreement, the nature of the Person to which this Agreement is assigned, or the issues raised in the case, In the Matter of Wabash Valley Power Ass'n., Inc., 72 F.3d. 1305 (7th Cir.
1995). Consequently, the parties agree that this Agreement may be assigned to any Person (including any receiver or trustee in bankruptcy) pursuant to this
Section 9 without regard to the fact that (i) such Person is not a cooperative;
(ii) the Board of Directors of such Person, if any, is not chosen by a vote in which the Member participates; or (iii) such Person is not operated on a not-for-profit basis. Further, no other provision of this Agreement shall restrict the assignment of this Agreement pursuant to this Section 9. In the event an assignment is made to a Person that is not an electric membership corporation (or other form of electric cooperative), all provisions of this Agreement requiring approval of the members or of the Board of Directors of the Seller shall cease to be applicable, and in such instances the Seller may act in its discretion. References in this Agreement to an assignment of this Agreement shall mean and include either or both of an assignment of rights or a delegation of duties.

     10.  EVENTS OF DEFAULT AND REMEDIES.

          10.1 Payment Default. If the Member fails to make full payment to the Seller when required to be made under the provisions of this Agreement, and such failure continues for a period of ten (10) business days, the Seller shall give or cause to be given written notice to the Member. If the Member does not, within ten (10) business days from the date of the mailing of such notice, pay the full amount then due to the Seller, together with interest thereon, at the maximum legal rate of interest permitted by law from the date it became due, then such failure shall constitute a "Payment Default" on the part of the Member. The Seller shall promptly provide written notice to the other members of the Payment Default.

               10.1.1 Upon a Payment Default, the Seller may suspend service to the Member for all or any part of the period of continuing default. The Seller's right to suspend service shall not be exclusive, but in addition to all other remedies available to the Seller at law or in equity. No suspension of service or termination of this Agreement or recovery of additional revenues from other members pursuant to Section 5.6 shall relieve the Member of its obligations hereunder, which are absolute and unconditional. The Seller shall credit the obligations of the Member during any suspension of service with the monies actually received by the Seller from sales of capacity and energy that would have been available to serve the Member, but the Seller shall not be responsible for failure to mitigate the consequences of the Member's failure to pay in absence of gross negligence or willful misconduct.

               10.1.2 The Seller may terminate this Agreement if (i) a Payment Default shall have occurred and be continuing and (ii) such termination is approved by seventy-five percent (75%) of the Seller's Board of Directors and seventy-five percent (75%) of the non-defaulting members of the Seller.

               10.1.3 The fact that other members have paid increased rates and charges shall not relieve the Member of its liability for the amount owed by it to the Seller, and any member, either individually or as a member of a group, shall have such right of recovery from the Member as may be provided by law. The Seller or any member as their interests may appear, jointly or severally, may commence such suits, actions or proceedings, at law or in equity, including suits for specific performance, as may be necessary or appropriate to enforce the obligations of the Member under this Agreement.

          10.2 Seller's Failure to Deliver. If the Seller fails to deliver electric capacity and energy as a result of the breach of the duties imposed on it under Section 6, the Seller shall promptly reimburse the Member for the cost of electric capacity and energy required to replace such capacity and energy, but the Member shall not be entitled to terminate this Agreement or to withhold payments required to be made pursuant to this Agreement.

          10.3 Performance Default. If either party fails to comply with any of the terms, conditions and covenants of this Agreement (and such failure does not constitute a Payment Default by the Member), the non-defaulting party shall give the defaulting party written notice of the default (a "Performance Default"). The defaulting party shall have a period of thirty (30) days after receipt of such notice to commence reasonable efforts to cure such Performance Default, and it shall have an additional thirty (30) days to cure such Performance Default. Thereafter, if such Performance Default is continuing, the non-defaulting party, subject to the provisions of Section 10.4.1, shall have all of the rights and remedies provided at law and in equity, other than termination of this Agreement.

          10.4 Remedies.

               10.4.1 No remedy conferred upon or reserved to the Seller or the Member under this Agreement is intended to be exclusive of any other remedy or remedies available hereunder or now or hereafter existing and every such remedy shall be cumulative and shall be in addition to every other such remedy, provided that no Performance Default by the Seller shall permit the Member to terminate this Agreement or relieve the Member of its obligation to make payments pursuant to this Agreement, which obligation shall be absolute and unconditional.

               10.4.2 No waiver by either party hereto of any one or more defaults by the other party hereto in the performance of any provision of this Agreement shall be construed as a waiver of any other default or defaults, whether of a like kind or different nature.

               10.4.3 Any action taken or determination made by the Board of Directors of the Seller as provided in Sections 3.2.2 and 3.4.3 shall be conclusive and binding as to the Member and all other members of the Seller.

               10.4.4 To the fullest extent permitted by law, neither party shall be liable to the other for any indirect, consequential, multiple or punitive damages unless such damages are the result of the party's bad faith, gross negligence or willful misconduct.

     11.  REASONABLENESS OF RATES.

          11.1 Fixed Rate Contract. The Seller was organized by the Member and 38 other electric membership corporations in Georgia to provide collectively for their electric capacity and energy requirements. This Agreement was established between the parties hereto, taking into account the present and projected needs for electric capacity and energy of the members of the Seller, the costs of the facilities subject to and contemplated by this Agreement and the alternatives thereto. The parties agree that the rates established hereunder are just and reasonable under the current circumstances and reflect their determination of what would be just and reasonable under future conditions reasonably contemplated by them. The rates take into account specific benefits achieved by the parties through this Agreement and not otherwise available to the parties, and reflect the sharing of those benefits without undue discrimination against any current or future customer of the Seller.

          11.2 Formulaic Rate. The charges to be paid by the Member to the Seller for electric capacity and energy provided under this Agreement are intended to be adjusted only pursuant to and in accordance with the formulaic rates specified in "Rate Schedule A," as such formulae may be revised from time to time pursuant to the express terms of this Agreement.

          11.3 Regulatory Review.

               11.3.1 Nothing contained in this Agreement shall be construed as affecting in any way the right of the Seller unilaterally to file an application for a change in any part of "Rate Schedule A" to any governmental authority having jurisdiction, including the FERC under Section 205 of the Federal Power Act and pursuant to the FERC's rules and regulations promulgated thereunder, upon approval of the change by the Seller in a manner consistent with this Agreement. Other than an initial application filed by the Seller with the FERC to provide service pursuant to "Rate Schedule A," the Seller agrees that the Member may protest or contest the filings referred to in this Section 11.3 or any filings made by any member of Seller to change the formulary rate mechanism contained in "Rate Schedule A," and the Member does not waive any rights it may have with respect to such filings.

               11.3.2 It is the intent of the parties hereto that any such governmental authority having jurisdiction shall not, on its own motion or after petition by any person other than the Seller, replace the rates contained in "Rate Schedule A" with any other rate except upon finding that "Rate Schedule A" is contrary to the public interest.

               11.3.3 If the Seller's rates are not established pursuant to a formulary rate mechanism, such as "Rate Schedule A" as changed from time to time, the Member shall have the right to file any applications relating to rates as may be permitted by law.

     12.  EFFECTIVENESS AND TERM.

          12.1 Effectiveness and Term. This Agreement is dated as of the date specified in the introductory paragraph and shall become effective upon (i) execution and delivery hereof by the Seller and the Member, (ii) the approval in writing by the Administrator and (iii) the acquisition by GTC of the Seller's transmission and distribution assets substantially as an entirety. This Agreement shall remain in effect until December 31, 2025, and from year to year thereafter unless terminated on December 31, 2025, or any succeeding December 31, by either party's giving to the other not less than three years' prior written notice of its intention to terminate.

          12.2 Reduction in Term. In the event the Seller prepays all of its obligations to the United States of America, the term of this Agreement will be shortened to coincide with the latest maturity of any then outstanding indebtedness, including any indebtedness issued to finance the amount of the prepayment, if such latest maturity occurs prior to December 31, 2025, provided, however, that in no event shall the term of this Agreement be shortened to a date prior to the expiration of any Lease Transaction, the performance of which depends upon the continued existence of this Agreement.

     13.  AMENDMENTS, ENTIRE AGREEMENT AND CONFLICTS.

          13.1 Amendments.

               13.1.1 No amendment to this Agreement shall be effective unless it has been approved or accepted for filing and permitted to go into effect by each governmental authority having jurisdiction.

               13.1.2 This Agreement may be amended by agreement between the Seller and the Member, but no such amendment to this Agreement shall be effective unless it is in writing, executed by both parties; provided, however, that changes to "Rate Schedule A" shall be effective when made in accordance with the express provisions of this Agreement.

          13.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter contemplated by this Agreement and supersedes all prior agreements, whether oral or written. "Rate Schedule A", Schedule B and Schedule C are incorporated herein by reference.

          13.3 Conflicts.

               13.3.1 The Seller's Resource Policies, a current copy of which is attached hereto as Schedule B, may be modified from time to time by the Seller's Board of Directors. In the event of any conflict between the provisions of this Agreement and the Seller's Resource Policies, the provisions of this Agreement shall govern.

               13.3.2 The provisions of this Agreement and "Rate Schedule A" incorporated by reference shall be interpreted to harmonize as a single instrument. In the event of any conflict between the provisions of this Agreement and the provisions of any amendments to "Rate Schedule A" or any future exhibits, appendices or schedules attached thereto and incorporated by reference herein, the provisions of this Agreement shall govern.

          13.4 Counterparts. This Agreement may be executed in multiple counterparts to be construed as one.

     14. SEVERABILITY. If any part, term, or provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term, or provision held to be unenforceable.

     15. AMENDMENT AND RESTATEMENT. This Agreement restates into a single instrument the terms of the Existing Contract and the amendments made hereby. Prior to the amendments made hereby, the Existing Contract provided that "[t]he Seller shall sell and deliver to the Member and the Member shall purchase and receive from the Seller all electric power and energy which the Member shall require for the operation of the Member's system," subject to certain limited exceptions. The Seller and the Member acknowledge that their mutual intent in amending and restating the Existing Contract as provided in this Agreement is to change the all requirements obligation between them by fixing the Member's responsibility for electric capacity and associated energy committed to by the Seller pursuant to and in reliance upon the Existing Contract and similar contracts with its other members, and charges for such electric capacity and energy, in a manner such that the Seller can continue to meet its obligations with respect to such capacity and energy and to permit the Member to utilize electric capacity and energy from other sources on the terms and conditions set forth in this Agreement.

     16. GOVERNING LAW. Except to the extent governed by applicable federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

     17. MEDIATION. If a dispute arises out of or relates to this Agreement, including all attachments hereto, or the breach thereof, the parties shall first in good faith seek to resolve the dispute through negotiation. If such dispute cannot be settled through negotiation, the parties agree to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, litigation, or some other dispute resolution procedure; provided that a party may not invoke mediation unless it has provided the other with written notice of the dispute and has attempted in good faith to resolve such dispute through negotiation. Notwithstanding the foregoing, any party may seek immediate equitable relief, without attempting to settle a dispute through mediation, in any case where such party is entitled to equitable relief by the terms of this Agreement or otherwise.

     18.  MEMBER'S WITHDRAWAL FROM SELLER.

          18.1 Member Withdrawal. In the event the Member elects to withdraw as a member of Seller, the Member shall execute a copy of the Withdrawal Agreement (the "Withdrawal Agreement") in the form attached to the Member Agreement, dated as of August 1, 1996, among the Seller and its members, and deliver the same to Seller along with its Notice of Intent to Withdraw, including all required attachments to such Notice, as required by the Seller's bylaws. Such existing provisions of the Seller's bylaws and the form of the Withdrawal Agreement are incorporated by reference into this Agreement, and no amendment of such provision of the Seller's bylaws or the form of the Withdrawal Agreement shall reduce the rights of the Member (without its consent) as provided therein. The Member agrees that in the event of its withdrawal as a member of Seller, the performance by the Member in accordance with the terms of the Withdrawal Agreement shall be required in order to satisfy its obligations to Seller under this Agreement. The Member, by executing this Agreement, hereby stipulates and agrees that any other member of Seller may satisfy its obligations to the Seller, to the Member and to all other members of the Seller (current and former) by performing in accordance with the terms of the Withdrawal Agreement.

          18.2 References. For the purposes of this Agreement, each reference to the "Member" shall mean (i) the withdrawn Member from and after the effective date of the Member's withdrawal from the Seller or (ii) any permitted assignee from and after the effective date of an assignment by the Member of this Agreement as provided in the Withdrawal Agreement. Further, for the purposes of this Agreement, each reference to a "member" or to the "members" of the Seller shall include any member or members which withdraw from the Seller or any permitted assignee of such member or members, except that any reference to an approval of the members shall not include any withdrawn member or members or such permitted assignees.

     19.  MISCELLANEOUS.

          19.1 No Retail Sales. The Seller shall not, during the term of this Agreement, without the consent of the Member, (a) provide retail electric service in the State of Georgia within the Member's assigned geographic area established in accordance with the Georgia Territorial Electric Service Act, as such statute may be amended or replaced, or (b) offer to provide retail electric service to any existing customer of the Member.

          19.2 Indemnification. The Member shall indemnify and hold the Seller harmless from and against any and all losses, costs, liabilities, damages and expense (including without limitation attorneys' fees and expenses) of any kind incurred or suffered by the Seller pursuant to, as a result of or in connection with any resale by the Member of capacity, energy or both in the exercise of the Member's rights under Sections 4.4 or 4.5 except for losses, costs, liabilities, damages and expenses (including without limitation attorneys' fees and expenses) incurred or suffered by the Seller as a proximate cause of any action of the Seller that is not Prudent Utility Practice or is a breach of this Agreement.

          19.3 No Restriction on Revenue Allocation. The Member's PCR and that of other members of the Seller for any or all Future Resources may be different from their respective percentages set forth on Exhibit 1 to Appendix 1 to "Rate Schedule A" with respect to Existing Resources, and may also vary among Future Resources or be zero as to any Future Resource. Recognizing the potential for such variation, and notwithstanding anything in any other agreement or document existing on the date of this Agreement, the Member agrees that the Seller shall not be restricted in its ability to apply revenues received from the Member or other amounts received by the Seller from the Member and others from or on account of the ownership or operation of its system or through or on account of the financing thereof, in such manner as the Seller shall determine to be in its best business interest. Likewise, the Member agrees that the Seller shall not be restricted in the Seller's ability to secure any and all indebtedness it may incur under instruments conveying security title to or creating a lien or other security interest in any or all of the Seller's assets, without regard to the purpose for which the indebtedness has been or may be incurred or the purpose for which the assets are used or are to be used, but the Member's contingent liability in the event of a Payment Default shall be governed by Section 3.5.

          19.4 Corporate Documents. Whenever this Agreement authorizes the Seller to amend a schedule hereto, to develop and implement policies or to make other decisions or do other acts or things, at its sole discretion or otherwise, the Seller shall do so substantially in accordance with the applicable provisions of its duly adopted Articles, bylaws and corporate policies. Any failure on the part of the Seller to comply with this Section shall not relieve the Member of any obligation under this Agreement, but the Member shall not otherwise be prevented or limited in asserting any other rights it may have against the Seller in respect of such failure.

          19.5 Information Requirements. The Seller and the Member shall each furnish to the other promptly upon request any and all information about itself, its financial condition, business and properties which may be necessary or desirable to facilitate any financing undertaken by the requesting party or any continuing disclosure obligation incurred by the requesting party in connection with any such financing. The supplying party shall be responsible only to the requesting party for the accuracy and completeness of the information furnished and shall have no responsibility or liability for the manner in which such information is used or its appropriateness for such use. The supplying party shall have no liability to any third party to which the requesting party may furnish this information or any excerpt therefrom or summary thereof, and shall be entitled to receive appropriate assurances and indemnities from the requesting party to that effect as a condition to providing such information, provided that no such assurance or indemnity shall relieve the supplying party of liability to the requesting party for the accuracy and completeness of the information supplied.

          19.6 No Third Party Beneficiaries. The Seller and the Member agree that no other member of the Seller or any other third party is an intended third-party beneficiary of this Agreement, except as may be provided in a separate instrument executed by each of the Seller and the Member.

          19.7 Rules of Construction.

               (a) The descriptive headings of the various articles, sections and subsections of this Agreement and the Schedules attached hereto have been inserted for convenience of reference only and shall not be construed as to define, expand, or restrict the rights and obligations of the parties.

               (b) Wherever the term "including" is used in this Agreement and the Schedules attached hereto, such term shall not be construed as limiting the generality of any statement, clause, phrase or term.

               (c) The terms defined in this Agreement and the Schedules attached hereto shall include the plural as well as the singular and the singular as well as the plural.

     20. NOTICES. All notices, requests, statements or payments provided for, required or permitted by this Agreement shall be sufficient for any and all purposes under this Agreement when transmitted by facsimile, first class United States Mail, hand delivery, or a private express delivery service to the facsimile numbers or addresses provided below.

          Seller:

          Oglethorpe Power Corporation
          2100 East Exchange Place
          P. O. Box 1349
          Tucker, Georgia  30085-1349
          Attention:  President and Chief Executive Officer

          FAX:  (770) 270-7872

          Member:

          Altamaha Electric Membership Corporation
          611 West Liberty Street
          P.O. Box 346
          Lyons, Georgia  30436
          Attention:  James D. Musgrove, General Manager

          FAX:  (912) 526-4235


                            (Signatures on next page)

     IN WITNESS WHEREOF, the Seller and the Member have caused this Agreement to be executed, attested, sealed and delivered by their respective duly authorized officers as of the day and year first written above.


                                   SELLER:

                                   OGLETHORPE POWER CORPORATION
                                   (AN ELECTRIC MEMBERSHIP
                                   GENERATION & TRANSMISSION
                                   CORPORATION)


[CORPORATE SEAL]                   By:  /s/ T.D. Kilgore
                                        ----------------------------------------
                                        T. D.  Kilgore, President and Chief
                                        Executive Officer

ATTEST:


/s/ Patricia N. Nash
----------------------------------------
Patricia N. Nash, Assistant Secretary

                                   MEMBER:

                                   ALTAMAHA ELECTRIC MEMBERSHIP
                                   CORPORATION


[CORPORATE SEAL]                   By:  /s/ Jmon Warnock
                                        ----------------------------------------
                                        Name:   Jmon Warnock
                                        Title:  President

ATTEST:


/s/ Bernard Hart
----------------------------------------
Name:   Bernard Hart
Title:  Secretary-Treasurer

                           SCHEDULE TO EXHIBIT 10.8.1

                              AMENDED AND RESTATED
                            WHOLESALE POWER CONTRACT


     The following is a list of Substantially Identical Amended and Restated Wholesale Power Contracts for 37 other Electric Membership Corporations:

1.   Amicalola EMC                      20.  Middle Georgia EMC
2.   Canoochee EMC                      21.  Mitchell EMC
3.   Carroll EMC                        22.  Ocmulgee EMC
4.   Central Georgia EMC                23.  Oconee EMC
5.   Coastal EMC                        24.  Pataula EMC
6.   Cobb EMC                           25.  Planters EMC
7.   Colquitt EMC                       26.  Rayle EMC
8.   Coweta-Fayette EMC                 27.  Satilla Rural EMC
9.   Excelsior EMC                      28.  Sawnee EMC
10.  Flint EMC                          29.  Slash Pine EMC
11.  Grady EMC                          30.  Snapping Shoals EMC
12.  Greystone Power Corporation,       31.  Sumter EMC
        an EMC                          32.  Three Notch EMC
13.  Habersham EMC                      33.  Tri-County EMC
14.  Hart EMC                           34.  Troup EMC
15.  Irwin EMC                          35.  Upson EMC
16.  Jackson EMC                        36.  Walton EMC
17.  Jefferson EMC                      37.  Washington EMC
18.  Lamar EMC
19.  Little Ocmulgee EMC

     Schedule A and Schedule B to the Amended and Restated Wholesale Power Contract are not filed herewith; however the Registrant hereby agrees that such Schedules will be provided to the Commission upon request.

                                  SCHEDULE C


All capitalized terms used in this Agreement, including in this Schedule C, in "RATE SCHEDULE A" and in Schedule B, and not otherwise defined shall have the respective meanings set forth below.

    "Accounting Requirements" shall mean the requirements of any system of accounts prescribed by the RUS as long as the Government is the holder, insurer or guarantor of any indebtedness of the Member or, in the absence thereof, the requirements of generally accepted accounting principles applicable from time to time to companies similar to the Member.

    "Administrator" shall be as defined in the third Recital.

    "Agreement" shall be as defined in the first sentence of this Agreement.

    "Annual Planning Report" shall be as defined in Section 3.3.1.

    "Assignment for Security" shall be as defined in Section 9.2.1.

    "Conveyance" shall be as defined in Section 8.3.

    "Debt Service Coverage Ratio" shall mean the ratio determined as follows: for each calendar year ADD (i) Patronage Capital or Margins, (ii) Interest Expense, and (iii) Depreciation and Amortization Expense AND DIVIDE the total so obtained by an amount equal to the sum of all payments of principal and interest required to be made on account of Long-Term Debt during such calendar year; provided, however, that in the event that any Long-Term Debt has been refinanced during such year, the payments of principal and interest required to be made during such year on account of such Long-Term Debt shall be based (in lieu of actual payments required to be made on such refinanced debt) upon the larger of
(y) an annualization of the payments required to be made with respect to the refinancing debt during the portion of such year such refinancing debt is outstanding, or (z) the payment of principal and interest required to be made during the following year on account of such refinancing debt, all as computed in accordance with Accounting Requirements.

    "Depreciation and Amortization Expense" shall mean an amount constituting the depreciation and amortization, as computed pursuant to Accounting Requirements.

    "Equity" shall mean the total equities and margins (or, if not a cooperative, equity), excluding Regulatory Assets, as computed pursuant to Accounting Requirements.

    "Existing Contract" shall mean that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988, between the Seller and the Member, and when used in the plural, shall mean such contract and the similar contracts dated as of the same date and between the Seller and any other member.

    "Existing Resources" shall mean the Resources as set forth in Exhibit 1 to Appendix 1 to "RATE SCHEDULE A", as changed as a result or any Minor Resource Modification and any Major Resource Modification required to comply with Legal Requirements pursuant to Section 3.4.3.

    "FERC" shall mean the Federal Energy Regulatory Commission.

    "Force majeure" shall have the meaning set forth in Section 6.3.1.

    "Future Resource" shall mean any (i) new Generating Resource, or (ii) Power Purchase Resource of the Seller or (iii) Major Resource Modification pursuant to
Section 3.4.3(c).

    "GSOC" shall be as defined in Section 4.2.

    "GTC" shall be as defined in the ninth Recital.

    "Generating Resource" shall mean the Seller's interest in and to any existing, additional or repowered generating facilities, which may be owned (jointly or individually), leased or otherwise acquired, as changed as a result of any Minor Resource Modification and any Major Resource Modification required to comply with Legal Requirements pursuant to Section 3.4.3. A single unit or facility may be divided into one or more Generating Resources as the result of a Major Resource Modification.

    "Government" shall be as defined in the third Recital.

    "ITS" shall be as defined in Section 6.1.

    "Indebtedness" shall mean

         (1) debt incurred or assumed by the Seller for borrowed money or for the acquisition, construction or improvement of property other than goods or services that are acquired in the ordinary course of business of the Seller;

         (2) lease obligations of the Seller that, in accordance with generally accepted accounting principles are shown on the liability side of a balance sheet;

         (3) all debt (other than indebtedness otherwise treated as Indebtedness hereunder) for borrowed money or the acquisition, construction or improvement of property or capitalized lease obligations guaranteed, directly or indirectly, in any manner by the Seller, or in effect guaranteed, directly or indirectly, by the Seller through an agreement, contingent or otherwise, to purchase any such indebtedness or to advance or supply funds for the payment or purchase of any such indebtedness or to purchase property or services primarily for the purpose of enabling the debtor or seller to make payment of such indebtedness, or to assure the owner of the indebtedness against loss, or to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether or not such property is delivered or such services are rendered), or otherwise; or

         (4) any agreement by the Seller to purchase or lease power, supplies, property or services primarily for the purpose of enabling a debtor or seller to make payment of debt service on indebtedness, pursuant to which the Seller agrees to pay for power, supplies, property or services irrespective of whether or not such power, supplies or property are delivered or such services are rendered.

    "Interest Expense" shall mean an amount constituting the interest expense on Long-Term Debt, as computed in accordance with Accounting Requirements.

    "Joint Planning and Resource Management" shall be as defined in Section
3.3.1.

    "Leasehold Interest" shall be as defined in Section 9.3.2.

    "Lease Transaction" shall be as defined in Section 9.3.2.

    "Legal Requirements" shall mean:

         (1) obligations of the Seller under all laws, codes, ordinances, orders, judgments, decrees, injunctions, licenses, rules, permits, approvals, regulations, and requirements of every governmental authority having jurisdiction over the matter in question, whether federal, state or local, which may be applicable to the Seller;

         (2) obligations of the Seller under an existing joint ownership agreement or other existing contract with respect to Existing Resources;

         (3) requirements pursuant to Prudent Utility Practice to keep Existing Resources in good operating condition during the useful life or contract term of such Existing Resources;

         (4) obligations of the Seller under a joint ownership agreement or other agreement with respect to a Future Resource, which agreement has been approved by a vote of seventy-five percent (75%) of each of the members of the Seller's Board of Directors and the members of the Seller; or

         (5) requirements pursuant to Prudent Utility Practice to keep a Future Resource in good operating condition during the useful life or contract term of such

    Future Resource, if such Future Resource has been approved by a vote of seventy-five percent (75%) each of the members of the Seller's Board of Directors and the members of the Seller.


    "Long-Term Debt" shall mean an amount constituting long-term debt, as computed in accordance with Accounting Requirements.

    "Major Resource Modification" shall mean any of (i) a Resource Modification that is expected to result in an increase in the Rated Capacity of a Resource by five percent (5%) or more, (ii) a Resource Modification that results in the extension of the projected total useful life by five percent (5%) or more of the original projected useful life, or (iii) an extension of the contract term for a Power Purchase Resource by more than one (1) year; all as conclusively determined by the Seller's Board of Directors and, with respect to
(i) and (ii), based upon a study by an independent consulting engineer.

    "member" shall mean a member of the Seller.

    "Member" shall mean the electric membership corporation identified as such in the first sentence of this Agreement.

    "Member Transaction" shall be as defined in Section 8.2.

    "Minor Resource Modification" shall mean any Resource Modification that is not a Major Resource Modification.

    "Mortgage" shall be as defined in the fourth Recital.

    "Non-Recourse Obligation" shall mean any indebtedness or other obligation,
(a) liability for which is limited to (i) specific property of the Seller and
(ii) the revenues and other rights under separate power supply agreements and
(b) for which there is no recourse, directly or indirectly, to any other property, revenues or agreements of the Seller; provided that such indebtedness or other obligation is incurred solely in connection with the acquisition, construction or operation of the property or agreements to which the liability relates.

    "Notes" shall be as defined in the third Recital.

    "Patronage Capital or Margins" shall mean the amount of net patronage capital and margins (or, if not a cooperative, net income), as computed in accordance with Accounting Requirements.

    "Payment Default" shall be as defined in Section 10.1 or where the context requires similar payment default by another of the members of the Seller.

    "Percentage Capacity Responsibility" or "PCR" of the Member and of each other member shall mean the percentage allocation with respect to a Resource, including the allocation of electric capacity, cost responsibility and revenues, if applicable. Exhibit 1 to Appendix 1 to "RATE SCHEDULE A" sets forth the PCR for the Member with respect to Existing Resources. Future exhibit(s) to Appendix 1 to "RATE SCHEDULE A" shall set forth any PCR for the Member and other members with respect to Future Resources.

    "Performance Default" shall be as defined in Section 10.3.

    "Person" shall mean an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

    "Pool" shall be as defined in Section 4.1.

    "Power Marketing Transaction" shall be as defined in Section 19.

    "Power Purchase Resource" shall mean a purchase of capacity and energy or energy by the Seller with a contract term greater than one (1) year.

    "Power Sales Resource" shall mean a sale of capacity and energy or energy made by the Seller with a contract term greater than one (1) year.

    "Prudent Utility Practice" shall be as defined in Section 6.3.2.

    "REAct" shall be as defined in the seventh Recital.

    "RUS" shall be as defined in the second Recital.

    "Rated Capacity" shall mean the capacity rating of a Resource in effect from time to time, as determined by the Seller and used in Section 3.3 of Appendix 3 to "RATE SCHEDULE A."

    "Regulatory Asset" shall mean the sum of any amounts properly recordable as unrecovered plant and regulatory study costs or as other regulatory assets, as computed in accordance with Accounting Requirements.

    "Resource" shall mean one of the Generating Resources or Power Purchase Resources.

    "Resource Modification" shall be as defined in Section 3.4.3.

    "Resource Policies" shall be as defined in Section 3.3.1.

    "Scheduling Member" shall be as defined in Section 4.1.

    "Secured Obligations" shall be as defined in the fourth Recital.

    "Seller" shall mean Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation).

    "Seller Transaction" shall be as defined in Section 9.3.2.

    "Times Interest Earned Ratio" shall mean the ratio determined as follows:
For each calendar year add (i) Patronage Capital or Margins and (ii) Interest Expense on Long-Term Debt, and divide the total so obtained by Interest Expense on Long-Term Debt, all as computed in accordance with Accounting Requirement.

    "Total Assets" shall mean an amount constituting the total assets, but excluding any Regulatory Assets, as computed in accordance with Accounting Requirements.

    "Transferee" shall mean the Person formed by any consolidation or that is the survivor of any merger or reorganization or the Person that acquires or leases all or substantially all of the electric assets of the Member.

    "Withdrawal Agreement" shall be as defined in 18.1.

                              AMENDED AND RESTATED


                            WHOLESALE POWER CONTRACT


                                     BETWEEN


                          OGLETHORPE POWER CORPORATION
                      (AN ELECTRIC MEMBERSHIP GENERATION &
                            TRANSMISSION CORPORATION)


                                       AND


                 OKEFENOKE RURAL ELECTRIC MEMBERSHIP CORPORATION


                                   DATED AS OF


                                 August 1, 1996

                                TABLE OF CONTENTS

RECITALS.......................................................................1

     1.        DEFINITIONS.....................................................2

     2.        PURCHASE AND SALE OBLIGATION....................................2

               2.1    Purchase and Sale........................................2
               2.2    No Dedication of Resources...............................3
               2.3    Member's Unconditional Obligation to Pay.................3

     3.        POWER SUPPLY PLANNING AND RESOURCE ALLOCATIONS..................3

               3.1    Percentage Capacity Responsibilities; Power
                      Sale Resources ..........................................3
               3.2    Change of Certain Member Obligations.....................4
               3.3    Planning and Resource Management.........................5
               3.4    Future Resources, Power Sale Resources
                      and Resource Modifications ..............................5
               3.5    Cost Responsibility......................................7
               3.6    Non-Recourse Resources...................................8

     4.        POOLING.........................................................8

               4.1    Seller's Energy and Capacity Pool........................8
               4.2    System Operator..........................................9
               4.3    Operating Policies and Procedures........................9
               4.4    Sale Transactions by Members in the Pool.................9
               4.5    Scheduling Member........................................9
               4.6    Right to Designate Agent.................................9

     5.        RATES..........................................................10

               5.1    General.................................................10
               5.2    Periodic Review.........................................10
               5.3    Pool Settlement.........................................10
               5.4    Functional Unbundling...................................10
               5.5    Reasonable Rates........................................10
               5.6    Allocation of Payment Defaults..........................10
               5.7    Covenant of the Member..................................11

6.   DELIVERY POINTS AND GENERAL TERMS AND CONDITIONS
     OF SERVICE...............................................................11

               6.1    Delivery Points.........................................11
               6.2    General Terms and Conditions.  .........................11
               6.3    Seller and Member Duties................................11

     7.        RIGHTS OF ACCESS, RECORDS AND ACCOUNTS.........................12

               7.1    Rights of Access.  .....................................12
               7.2    Accounting Records.  ...................................12
               7.3    Access to Books and Records.  ..........................12

     8.        REORGANIZATIONS, TRANSFERS AND SALES OF ASSETS
               BY THE MEMBER..................................................13

               8.1    Dissolution or Liquidation.  ...........................13
               8.2    Permitted Transactions.  ...............................13
               8.3    Service Territory and Distribution System.  ............14
               8.4    Specific Performance.  .................................14

     9.        ASSIGNMENTS....................................................14

               9.1    General.  ..............................................14
               9.2    Assignment for Security.................................15
               9.3    Corporate Reorganization.  .............................15
               9.4    Receiver or Trustee in Bankruptcy.......................16
               9.5    Express Rejection of Implied Limitations................16

     10.       EVENTS OF DEFAULT AND REMEDIES.................................16

               10.1   Payment Default.  ......................................16
               10.2   Seller's Failure to Deliver.  ..........................17
               10.3   Performance Default.  ..................................17
               10.4   Remedies................................................17

     11.       REASONABLENESS OF RATES........................................18

               11.1   Fixed Rate Contract.  ..................................18
               11.2   Formulaic Rate.  .......................................18
               11.3   Regulatory Review.......................................18

     12.       EFFECTIVENESS AND TERM.........................................19

               12.1   Effectiveness and Term..................................19
               12.2   Reduction in Term.......................................19

     13.       AMENDMENTS, ENTIRE AGREEMENT AND CONFLICTS.....................19

               13.1   Amendments. ............................................19
               13.2   Entire Agreement.  .....................................19
               13.3   Conflicts.  ............................................20
               13.4   Counterparts.  .........................................20

     14.       SEVERABILITY...................................................20

     15.       AMENDMENT AND RESTATEMENT......................................20

     16.       GOVERNING LAW..................................................20

     17.       MEDIATION......................................................20

     18.       MEMBER'S WITHDRAWAL FROM SELLER................................21

               18.1   Member Withdrawal.  ....................................21
               18.2   References..............................................21

     19.       MISCELLANEOUS..................................................21

               19.1   No Retail Sales.........................................21
               19.2   Indemnification.  ......................................22
               19.3   No Restriction on Revenue Allocation.  .................22
               19.4   Corporate Documents.  ..................................22
               19.5   Information Requirements.  .............................22
               19.6   No Third Party Beneficiaries.  .........................23
               19.7   Rules of Construction...................................23

     20.       NOTICES........................................................23

                  AMENDED AND RESTATED WHOLESALE POWER CONTRACT

     THIS AMENDED AND RESTATED WHOLESALE POWER CONTRACT, dated as of August 1, 1996 (together with permitted amendments hereto, this "Agreement"), is entered into by and between Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and existing under the laws of the State of Georgia (the "Seller"), and Okefenoke Electric Membership Corporation, an electric membership corporation organized and existing under the laws of the State of Georgia (the "Member").

                                R E C I T A L S:

     WHEREAS, the Seller's existing members, including the Member, are 39 electric membership corporations doing business in the State of Georgia, each of which joined with the others, beginning in 1974, to form the Seller in order to share the benefits and costs of ownership of an entity that would engage in providing electric capacity and energy for the benefit of its members; and

     WHEREAS, the Seller currently owns and operates electric generation plants and in the future may construct additional electric generation plants or purchase or otherwise obtain electric capacity and energy for the purpose, among others, of supplying electric capacity and energy to its members, several of which are borrowers from the Rural Utilities Service, as successor to the Rural Electrification Administration (the "RUS"), and others; and

     WHEREAS, the Seller has financed the construction of such generating plants in whole or in part through loans, and may in the future obtain additional loans, evidenced by mortgage notes (collectively, the "Notes") made or guaranteed by the United States of America (the "Government"), acting through the Administrator of the RUS (the "Administrator") and loans made by, or securities issued to, or obligations undertaken to, others; and

     WHEREAS, the Notes and certain of the loans made by, or securities issued to, or obligations undertaken to, others (collectively, with the Notes, the "Secured Obligations") are or may be secured by that certain Consolidated Mortgage and Security Agreement, dated as of September 1, 1994, made by and among the Seller; the Government; CoBank, ACB, as successor in interest to National Bank for Cooperatives; Credit Suisse, acting by and through its New York Branch; and SunTrust Bank, Atlanta, successor in interest to Trust Company Bank, as trustee, as it may hereafter be amended, supplemented, restated, or replaced or substituted for, including by a trust indenture, from time to time (the "Mortgage"); and

     WHEREAS, this Agreement and payments due to the Seller under this Agreement are pledged and assigned to secure the Secured Obligations as provided in the Mortgage; and

     WHEREAS, the Seller and the Member are parties to that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988; and

     WHEREAS, the Government and the other holders of the Secured Obligations are relying on this Agreement and other wholesale power contracts between the Seller and its other members to assure that the Secured Obligations are repaid and the purposes of the Rural Electrification Act of 1936, as amended (the "REAct"), are carried out, and the Seller and the Member, by executing this Agreement, acknowledge that reliance; and

     WHEREAS, the Seller and the Member believe that, under current and foreseeable industry conditions, the continued ability of the Seller's members to operate as effective retail electric cooperatives in furtherance of the purposes of the REAct requires more flexibility in meeting their future needs for electric capacity and energy than would be available under the "all requirements" terms of the Existing Contracts, provided that adequate provision is made for the continued recovery by the Seller of all costs and expenses associated with electric capacity and energy to which the Seller has committed through the date of this Agreement; and

     WHEREAS, for the purpose of adjusting to changes in the electric industry, it is the intent of the parties that, as of the effective date of this Agreement, the Seller shall transfer its transmission and distribution assets substantially as an entirety to Georgia Transmission Corporation, a new electric membership corporation organized and existing under the laws of the State of Georgia ("GTC"); and

     WHEREAS, the Member has determined that its interests and the interests of its consumers will be best served by purchasing certain amounts of electric capacity and associated energy from *the Seller on the terms and conditions of this Agreement; and

     WHEREAS, the Member is undertaking to purchase from the Seller, and the Seller is undertaking to sell to the Member, certain amounts of electric capacity and associated energy on the terms and conditions herein set forth;

     NOW, THEREFORE, in consideration of the premises and the mutual undertakings herein contained, the Seller and the Member hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used herein shall have the respective meanings set forth in Schedule C attached hereto, unless the context in which such term is used clearly requires otherwise.

     2.   PURCHASE AND SALE OBLIGATION.

          2.1 Purchase and Sale. The Seller shall sell and deliver to the Member, and the Member shall take and pay for or pay for, even if not available, delivered or taken, at the rates provided for in Section 5, all electric capacity allocated to the Member as reflected in the Member's

Percentage Capacity Responsibilities set forth in the Exhibits to Appendix 1 to "Rate Schedule A" (as amended from time to time in accordance with Section 3). The Seller shall sell and deliver to the Member, and the Member shall pay for, at the rates provided for in Section 5, any associated energy that the Member shall determine to purchase for its own use or for resale pursuant to this Agreement. The Member's payment obligations associated with its PCR in any Resource shall continue until all costs of such Resource are paid in full notwithstanding the occurrence of any event, or the taking of any action permitted by this Agreement, with respect to such Resources, including, without limitation, any event or action described in Section 2.3.

          2.2 No Dedication of Resources. Neither the establishment of a PCR for a Member with respect to a Resource nor the sale by the Seller to the Member of electric capacity and associated energy under this Agreement shall constitute either (i) a sale, lease, transfer , dedication or conveyance of an ownership interest in or to any Resource or (ii) an entitlement to the electric capacity or associated energy from any specific Resource. The Seller shall have the sole authority, which it may exercise in its discretion, to manage, control and operate all of its Resources, subject to the Seller's obligations to provide available electric capacity and associated energy to the Member pursuant to this Agreement.

          2.3 Member's Unconditional Obligation to Pay. The Member shall make all payments for electric capacity and energy that are required pursuant to this Agreement in a timely manner, whether or not (i) electric capacity and energy has or is being provided to the Member hereunder, (ii) Resources or any part thereof are completed, delayed, terminated, available, operable, operating, retired, sold, leased, transferred, or otherwise disposed of, (iii) the construction or operation of the Resources or any part thereof is suspended, interrupted, interfered with, reduced, curtailed or terminated, (iv) the Seller is able to purchase or otherwise obtain electric capacity and energy from any source or (v) any similar contract with any other member of the Seller is invalid, in each such case for any reason whatsoever and whether or not due to the conduct, acts or omissions of the Seller. Such payments by the Member shall not be subject to any reduction, whether by offset, recoupment or otherwise, and shall not be conditioned upon performance by the other members of the Seller or the Seller under this Agreement or any other agreement or instrument. This
Section 2.3 shall not be construed to release the Seller from the performance of any of its obligations expressed in this Agreement or, except to the extent expressly provided in this Agreement, prevent or restrict the Member from asserting any rights that it may have against the Seller or any other person under this Agreement or any other agreement or under any provision of law or prevent or restrict the Member, at its own cost and expense, from prosecuting or defending any action or proceeding against or by third parties or taking any other action to secure or protect its rights under this Agreement.

     3.   POWER SUPPLY PLANNING AND RESOURCE ALLOCATIONS.

          3.1 Percentage Capacity Responsibilities; Power Sale Resources.

               3.1.1 Percentage Capacity Responsibilities. The Seller shall at all times maintain Exhibits to Appendix 1 to "Rate Schedule A" which identify all Resources, all Percentage Capacity Responsibilities for the Member and all other members with respect to each Resource and the original projected useful life or the contract term for each Resource. (The identification of the original projected useful life or the contract term of a Resource is for the sole purpose of determining whether a Resource Modification constitutes a Major Resource Modification). The Seller shall not construct or acquire a Future Resource unless (i) the total of the PCRs allocated to the members of the Seller that have a PCR in the Future Resource equals one hundred percent (100%) at the time the Seller approves the principal documents necessary to commit the Seller to such Future Resource, and (ii) the members of the Seller which do not have a PCR with respect to such Future Resource are liable for a pro rata share of the costs and expenses of such Future Resource in the event of a Payment Default by all members which have a PCR with respect to such Future Resource as provided in
Section 3.5.3.

               3.1.2 Power Sales Resources. The Seller shall also identify in Exhibits to Appendix 1 to "Rate Schedule A" all Power Sales Resources and the allocations made by the Seller with respect thereto in accordance with Section 3.4.2.

          3.2 Change of Certain Member Obligations.

               3.2.1 Without the prior written consent of the Member, the Seller may not (i) allocate a PCR to the Member for a Future Resource, (ii) modify the Member's PCR for an Existing Resource or a Future Resource or (iii) otherwise add or modify an Exhibit to Appendix 1 to "Rate Schedule A," except as follows:

                    (a) If the Seller is not then released by the Member from its responsibility set forth in clause (ii) of Section 3.3.1 to undertake future resource procurement, the Seller may allocate a PCR to the Member with respect to a Future Resource in accordance with Section 3.4.1;

                    (b) If the Seller is not then released by the Member from its responsibility set forth in clause (iii) of Section 3.3.1 to sell electric capacity and energy, the Seller may make an allocation to the Member with respect to a Power Sale Resource in accordance with Section 3.4.2; and

                    (c) The Seller may modify the Member's PCR in connection with a Major Resource Modification in accordance with Section 3.4.3.

               3.2.2 Any addition of or modification to an Exhibit to Appendix 1 to "Rate Schedule A" made pursuant to Section 3.2.1 shall be prepared and approved by the Seller in accordance with this Agreement and shall be conclusively established by a resolution duly adopted by the Board of Directors of the Seller concurrently with the Board's authorization of the execution of the principal documents necessary to obligate the Seller to the transaction resulting in such modification or addition. The Member's obligations shall thereupon be effective as to any allocation with respect to a Power Sale Resource or any PCR allocated to the Member in such additional or modified Exhibit, and the Member shall make all payments required pursuant to this Agreement with respect to such obligations. Such obligations of the Member shall not be affected by any subsequent release by the Member of the Seller of the responsibilities set forth in Section 3.3.1.

          3.3  Planning and Resource Management.

               3.3.1 Unless and until the Member provides an applicable written notice pursuant to Section 3.3.2, the Seller shall be responsible for (i) bulk power supply planning, (ii) future resource procurement, and (iii) sales of electric capacity and energy for the Member (all three services, collectively, "Joint Planning and Resource Management"). The Seller shall conduct Joint Planning and Resource Management in accordance with written policies in effect from time to time (the Seller's "Resource Policies"). The Member shall provide an annual written notice to the Seller of the Member's long-range forecast of load and any power supply resources the Member plans to acquire or dispose of on its own behalf (an "Annual Planning Report") at the time(s) required and in accordance with the Seller's Resource Policies. No change to the Seller's Resource Policies made subsequent to the due date of the Member's Annual Planning Report shall be effective, as to the Member, until January 1 of the calendar year following the due date of the Member's next Annual Planning Report.

               3.3.2 The Member may elect to take individual responsibility for its own (i) bulk power supply planning, (ii) future resource procurement, or
(iii) sales of electric capacity and energy by providing the Seller with written notice of its release of the Seller from all such responsibilities or any one or more of them. Any such notice shall be in the form provided in the Seller's Resource Policies, shall be given no later than the due date of the Member's Annual Planning Report, and shall be effective January 1 of the following year. Notwithstanding any notice given under this Section 3.3.2, the Member shall continue to provide its Annual Planning Report to the Seller unless the Member is a Scheduling Member pursuant to Section 4.1, and the Member shall pay its allocated share of the total cost of Joint Planning and Resource Management until the effective date on which the Member takes individual responsibility for all three services. If the Member has made any such election, the Seller shall reassume any such responsibilities only in accordance with the notice requirements and the terms set forth in the Seller's written policies and procedures, as the Seller may amend such policies and procedures from time to time.

          3.4 Future Resources, Power Sale Resources and Resource Modifications.

               3.4.1 If the Seller is not then released by the Member from its responsibility set forth in clause (ii) of Section 3.3.1 to undertake future resource procurement, the Seller may allocate to the Member, and the Member shall be responsible for, a PCR with respect to any Future Resource approved by the Seller in accordance with Section 3.2.2. Such allocation shall be made in accordance with the Seller's Resource Policies.

               3.4.2 If the Seller is not then released by the Member from its responsibility set forth in clause (iii) of Section 3.3.1 to sell electric capacity and energy, the Seller may sell all or part of the electric capacity and associated energy allocated to the Member pursuant to its PCR with respect to any Resource. No such sale shall affect the Member's PCR with respect to any such Resource (even though such sale may reduce or eliminate the electric capacity and associated energy available to the Member during the term of the sale). Any such sale of electric capacity or energy by the Seller for a term of greater than one (1) year shall be allocated among the members of the Seller for whom the sale is made as a Power Sales Resource in accordance with the Seller's Resource Policies and shall be treated as a Resource in "Rate Schedule A." The Seller may, in its sole discretion, at any time and from time to time, modify, amend, extend, shorten or terminate any Power Sales Resource.

               3.4.3 The Seller may, in its sole discretion, undertake from time to time capital expenditures for additions, improvements, repairs or modifications to a Generating Resource or modify or extend a Power Purchase Resource (a "Resource Modification"). The parties recognize that a Resource Modification may change the capacity of a Resource. In such event, a change may be required to be made with respect to an existing Exhibit, or a new Exhibit may be required, to Appendix 1 to "Rate Schedule A." Each such Resource Modification shall be determined by the Board of Directors of the Seller to be either a Major Resource Modification or a Minor Resource Modification.

                    (a) A Minor Resource Modification shall not affect the Member's PCR with respect to such Resource (even though such modification may change the electric capacity and associated energy available to the Member or the contract term or useful life of the Resource).

                    (b) If the Board of Directors of the Seller determines that a Major Resource Modification is required to comply with Legal Requirements, such Major Resource Modification shall not affect the Member's PCR with respect to such Resource (even though such modification may change the electric capacity and associated energy available to the Member or the contract term or useful life of the Resource). A determination that a Major Resource Modification is required to comply with Legal Requirements shall be made only by the vote of seventy-five percent (75%) of the Board of Directors of the Seller.

                    (c) If the Seller has determined to make a Major Resource Modification and the Board of Directors of the Seller has not determined that such Major Resource Modification is required to comply with Legal Requirements, such Major Resource Modification shall be a Future Resource. If at the time the Board of Directors of the Seller authorizes such Major Resource Modification the Seller is then released by the Member from its responsibility set forth in clause (ii) of Section 3.3.1 to undertake future resource procurement, the Member may elect not to participate in a Major Resource Modification by providing the Seller with prior written notice in accordance with the Seller's Resource Policies. Such notice shall serve as the Member's prior written consent for the Seller to change the

     Member's PCR to the extent, if any, required to allocate the increased capacity or extended life resulting from such Major Resource Modification solely to the members that are participating in such Major Resource Modification. (The Seller may also change the Member's PCR in connection with such a Major Resource Modification if at the time the Board of Directors of the Seller authorizes such Major Resource Modification, the Seller is not then released by the Member from its responsibility set forth in clause (ii) of Section 3.3.1 to undertake future resource procurement.) Any addition or modification of an Exhibit made by the Seller's Board of Directors to reflect the allocation of such additional capacity or extended useful life to participating Members shall be based on the study of an independent consulting engineer. If the Member elects not to participate in a Major Resource Modification that extends the useful life, the Board of Directors of the Seller shall also determine the date on which the PCR of the Member shall terminate, based on the expected useful life of the Resource prior to the Major Resource Modification.

          3.5  Cost Responsibility.

               3.5.1 In the event of a Payment Default by a member of the Seller, the Seller shall allocate the amount of the Payment Default to each Resource with respect to which the defaulting member has a PCR, and each non-defaulting member that has a PCR with respect to each such Resource shall bear the otherwise unrecovered costs resulting from such Payment Default in the proportion of its PCR to the aggregate of the PCRs of all non-defaulting members in each such Resource.

               3.5.2 In the event any members of the Seller do not have a PCR with respect to an Existing Resource and there is a Payment Default by all members of the Seller that have a PCR with respect to such Existing Resource, all other members shall become liable for a pro rata share of the costs and expenses of such Existing Resource. The term "liable for a pro rata share" shall mean that each of the non-defaulting members shall have their liability based on the aggregate of Rated Capacity allocated to each of such members pursuant to its PCR with respect to all Resources of the Seller divided by the aggregate of such Rated Capacity of all non-defaulting members that share such pro rata liability. Such pro rata liability shall extend to any modification of an Existing Resource which is a Minor Resource Modification or a Major Resource Modification required to comply with Legal Requirements.

               3.5.3 In the event of a Payment Default by all members of the Seller that have a PCR with respect to any Future Resource, the members of the Seller that do not have a PCR with respect to such Future Resource shall become liable for a pro rata share of the costs and expenses of such Future Resource if, and only if, (i) such Future Resource has been approved by seventy-five percent (75%) of the Seller's Board of Directors and seventy-five percent (75%) of the members of the Seller, or (ii) such Future Resource is acquired or constructed solely to meet the requirements of members of the Seller that continue to take capacity and energy under Existing Contracts. Such pro rata liability shall extend to any modification of a Future Resource which is a Minor Resource Modification or a Major Resource Modification required to comply with Legal Requirements.

          3.6 Non-Recourse Resources. The Seller may, as provided in this
Section 3.6, enter into an agreement for the purchase of capacity and energy or energy with a term greater than one (1) year, or acquire or construct a generating facility without such purchase agreement or generating facility constituting a Resource subject to the provisions of this Agreement. The Seller may enter into such a purchase agreement or acquire or construct such a generating facility if, and only if:

               (a) Any such purchase agreement shall be a Non-Recourse
     Obligation;

               (b) With respect to any such generating facility (including improvements and modifications):

                    (i) Any Indebtedness incurred by the Seller to finance the estimated capitalized cost of such generating facility shall be a Non-Recourse Obligation;

                    (ii) The Seller may not provide more than fifteen percent (15%) of the estimated capitalized cost of such generating facility from its funds (other than proceeds from Non-Recourse Obligations); and

                    (iii) Any contract for the purchase of fuel, fuel transportation or pumping energy for such generating facility with a term greater than one (1) year shall be a Non-Recourse Obligation; and

               (c) The Seller shall enter into a separate power supply agreement or agreements with one or more of its members or others providing for the full recovery through rates charged to such parties of all costs of any such purchase agreement or the construction, acquisition and operation of any such generating facility.

     4.   POOLING.

          4.1 Seller's Energy and Capacity Pool. From time to time, the Seller may elect to pool the electric capacity and energy associated with the PCR and other resources owned or contracted for by its members (including the allocated electric capacity and energy of the Member) in an energy and capacity pool (the "Pool") . The Member also may elect from time to time not to have the capacity represented by the Member's PCR and other resources and associated energy included in the Pool and to have such capacity and energy to be separately scheduled (during the effectiveness of any such election, the Member shall be a "Scheduling Member"). Such election to be a Scheduling Member shall be made by written notice given to the Seller no later than the due date of the Member's Annual Planning Report and shall be effective on January 1 of the following year, or such other date as the Seller and the Member shall agree in writing. If the Member has made such an election, the Member may re-commit its allocated electric capacity and energy to the Pool only in accordance with the notice requirements and the terms set forth in the Seller's written policies and procedures.

          4.2 System Operator. The Seller may from time to time enter into an agreement with another entity to operate the Seller's system. Concurrently with the effective date of this Agreement, the Seller has contracted with Georgia System Operations Corporation ("GSOC") as the initial operator of the Seller's system and as the operator of the Pool. The Seller shall continue to utilize GSOC as the operator of the Seller's system and as operator of the Pool until
(i) such time, if any, that the Seller and GSOC mutually agree otherwise or (ii) such contract is terminated in accordance with its terms.

          4.3 Operating Policies and Procedures. The Seller shall itself, or pursuant to a contract require the system operator to, at all times maintain in effect written policies and procedures for system operations, energy settlements, reserve sharing and settlements, scheduling and dispatching of resources, sales of excess capacity and energy by the Seller or its members, load following and related matters, that treat on a comparable basis the utilization of all of the Seller's Resources by the Pool and by any members of the Seller which do not participate in the Pool (or if the Seller has not established a Pool that is continuing, the Seller shall treat on a comparable basis the utilization of the resources by the Member and other members). Comparable basis refers to the legal standard then employed by FERC for determining that there has been no undue discrimination as among the owner of a facility and others that have the right to use such facility. Any determination by GSOC or any other independent system operator with respect to application of its written policies and procedures shall be conclusive as to the Seller and the Member, subject to the resolution of disputes in accordance with such independent system operator's applicable tariffs and service agreement.

          4.4 Sale Transactions by Members in the Pool. If it is a participant in the Pool, the Member shall be entitled to resell for its own account all or any part of the capacity and associated energy purchased hereunder to any person or entity in accordance with applicable operating policies and procedures in effect from time to time.

          4.5 Scheduling Member. While the Member is a Scheduling Member, the Member shall be entitled to resell for its own account all or any part of the capacity and associated energy purchased hereunder to any person or entity and to schedule for its own account such capacity and energy in accordance with applicable operating policies and procedures in effect from time to time.

          4.6 Right to Designate Agent. Whenever this Agreement requires or permits the Seller to provide information, schedules, notice or the like to, or to take direction from, the Member the Member may by written notice to the Seller, require the Seller to provide such information, schedules, notice or the like to, or to take direction from, the Member, its agent or both. The provisions of this Section does not create any right to assign this Agreement, such matters being governed exclusively by the provisions of Sections 8 and 9.

     5.   RATES.

          5.1 General. The Member shall make all payments to the Seller that are required pursuant to this Agreement at the rates and on the terms and conditions set forth herein and in "Rate Schedule A," as amended from time to time as provided in Section 3 and this Section 5; provided, however, that no Exhibit to Appendix 1 to "Rate Schedule A" shall be amended in any manner inconsistent with
Section 3.

          5.2 Periodic Review. The Seller at such intervals as it shall deem appropriate, but in any event not less frequently than once in each calendar year, shall review the rates for electric capacity and energy furnished hereunder and under the wholesale power contracts with the Seller's other members and, if necessary, shall revise such rates so that such rates shall produce revenues that shall be sufficient, but only sufficient, with the revenues of the Seller from all other sources, to meet all of the Seller's costs, to cover all payments on account of indebtedness of the Seller (except any Non-Recourse Obligation), to provide for the establishment and maintenance of reasonable reserves, and to comply with all financial requirements contained in the Mortgage or in any indenture, mortgage, or contract relating to any indebtedness or other financial obligations of the Seller as they may exist from time to time (except any Non-Recourse Obligation).

          5.3 Pool Settlement. The rates shall include credits and charges to the Member to reflect settlements related to the operation of the Seller's Resources, including the Member's PCR and associated energy and other resources in the Pool, unless the Member shall then be a Scheduling Member.

          5.4 Functional Unbundling. The Seller shall account for its direct and indirect costs so that the rate for each Resource and the charge for each service that the Seller provides to one or more members recovers all direct costs and a share of indirect costs for each Resource and service, including administrative and general expenses and margins, allocated in accordance with Accounting Requirements.

          5.5 Reasonable Rates. The rates and terms and conditions of service provided by the Seller hereunder, including changes from time to time in "Rate Schedule A," shall be just and reasonable and not unduly discriminatory, but shall at all times be sufficient to comply with the requirements of Section 5.2.

          5.6 Allocation of Payment Defaults. The Seller shall at all times provide in "Rate Schedule A" a mechanism by which the Seller shall allocate all unrecovered costs resulting from a Payment Default by the Member or a Payment Default by any other member to each Resource with respect to which the defaulting member has a PCR and a mechanism for recovering such costs from the members that also have a PCR with respect to such Resource in accordance with the provisions of Section 3.5.1. Such rate provision shall further ensure that if the Member has no PCR with respect to a Resource, the Seller shall not seek to recover from the Member any of the costs of that Resource otherwise unrecovered as the result of a Payment Default by another member unless every member that has a PCR in such Resource has defaulted. In the event of Payment Defaults by all members that have a PCR with respect to a Resource, the Seller may recover the amount of such Payment Defaults only in accordance with Sections
3.5.2 and 3.5.3.

          5.7 Covenant of the Member. The Member covenants and agrees to establish, maintain and collect rates and charges for the service of its electric system, and to conduct its business, in a manner which shall produce revenues and receipts at least sufficient to enable the Member to pay to the Seller, when due, all amounts payable by the Member under this Agreement and to pay any and all other amounts payable from, or which might constitute a charge and a lien upon, the revenues and receipts derived from its electric system, including all operation and maintenance expenses and the principal of, premium, if any, and interest on all indebtedness related to the Member's electric system.

     6.   DELIVERY POINTS AND GENERAL TERMS AND CONDITIONS OF SERVICE.

          6.1 Delivery Points. Subject to Section 6.3, the Seller shall furnish the electric capacity and deliver the energy purchased by the Member under this Agreement to the Member at (i) the high side of the step-up transformer at each Resource with respect to capacity and energy that is produced by a Resource that is interconnected with the Georgia Integrated Transmission System (the "ITS") and (ii) the interface of the ITS at which capacity is furnished and energy is delivered to Seller from a Resource that is not interconnected with the ITS. Title and risk of loss of such energy shall pass from the Seller to the Member at such delivery points. As between the parties hereto, the Seller shall be deemed to be in exclusive control (and responsible for any injury and damage caused thereby) of the electric capacity and energy prior to the delivery point, and the Member shall be deemed to be in exclusive control (and responsible for any damages or injury caused thereby) of the electric capacity and energy at and from the delivery point.

          6.2 General Terms and Conditions. The general terms and conditions of service (which reflect implementing details of this Agreement) provided by the Seller to the Member hereunder are established in the General Terms and Conditions in "Rate Schedule A."

          6.3  Seller and Member Duties.

               6.3.1 The Seller and the Member shall use reasonable diligence to deliver and receive a constant and uninterrupted supply of electric capacity and energy. If the supply of electric capacity and energy shall fail or be interrupted, or become defective, as the result of an event of force majeure or its adverse effects, the Seller shall not be liable therefor or for damages caused thereby. "Force majeure" shall mean the occurrence or non-occurrence of any act or event that could not reasonably have been expected and avoided by exercise of due diligence and foresight and such act or event is beyond the reasonable control of the Seller. In the event of an interruption of service, the Seller and the Member shall use all due diligence to restore their respective systems to enable the delivery and receipt of electric capacity and energy. In the event of a power shortage, or an adverse condition or disturbance, the Seller may, without incurring liability, take such emergency action as, in the judgment of the Seller, may be necessary. Such emergency action may include, but shall not be limited to, reduction or interruption of the supply of electricity to some points of delivery in order to compensate for an emergency condition on the system of the Seller, or on any other directly or indirectly interconnected system.

               6.3.2 The Seller covenants and agrees that it will use its reasonable best efforts to operate, maintain and manage its Resources in accordance with Prudent Utility Practice. For purposes of this Agreement, "Prudent Utility Practice" shall mean any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts that, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at lowest reasonable cost consistent with good business practices, reliability, safety, and expedition. Prudent Utility Practice is not intended to be limited to the optimum practice, method, or act, to the exclusion of all others, but rather to include a spectrum of possible practices, methods, or acts generally acceptable in the region in light of the circumstances.

     7.   RIGHTS OF ACCESS, RECORDS AND ACCOUNTS.

          7.1 Rights of Access. Duly authorized representatives of either party hereto shall be permitted to enter the premises of the other party hereto at all reasonable times in order to carry out the provisions hereof.

          7.2 Accounting Records. The Seller shall keep accurate records and accounts in accordance with Accounting Requirements. Promptly after the close of each fiscal year (and not later than 120 days after the end of each fiscal year), the Seller shall cause such records and accounts of all transactions of the Seller with respect to such fiscal year to be subject to an annual audit by a firm of independent certified public accountants experienced in electric utility accounting and possessing a national reputation in accounting and auditing. The Seller shall without delay provide a copy of each such annual audit, including all written comments and recommendations of such accountants to the Member.

          7.3 Access to Books and Records. The Member shall at all times have reasonable access during business hours to examine any and all and the books, records and supporting worksheets and data of the Seller as may be appropriate to determine the accuracy of any charges or payments required to be made by the Member to the Seller. If such books, records and supporting worksheets and data of the Seller contain information about another member of the Seller, the Seller shall excise any identification of a specific member or members or provide such information to an independent certified public accountant or other independent representative of the Member under a confidentiality agreement. If, after such examination of Seller's records, there is still a dispute as to the accuracy of any charge and the Member proceeds with mediation, arbitration or litigation, only requirements of confidentiality imposed by a mediator, arbitrator or court shall be applied.

     8.   REORGANIZATIONS, TRANSFERS AND SALES OF ASSETS BY THE MEMBER.

          8.1 Dissolution or Liquidation. The Member shall not dissolve, liquidate or otherwise wind up its affairs without the approval in writing of the Seller.

          8.2 Permitted Transactions. The Member shall not consolidate or merge with any other Person or reorganize or change the form of its business organization from an electric membership corporation or sell, transfer, lease or otherwise dispose of all or substantially all of its assets (each, a "Member Transaction") to any Person (or make any agreement therefor), whether in a single transaction or series of transactions, unless either:

               (a) Such Member Transaction is expressly approved in writing by the Seller; or

               (b) All of the following conditions are satisfied:

                    (i) The Transferee shall be an entity organized and existing under the laws of the United States of America or any State or the District of Columbia; and

                    (ii) No default or breach of this Agreement shall have occurred and be continuing; and

                    (iii) If the Transferee is not the Member, the Transferee shall execute and deliver to the Seller an instrument supplemental hereto in form reasonably satisfactory to the Seller containing an assumption by the Transferee of the performance and observance of every covenant and condition of this Agreement required to be performed or observed by the Member; and

                    (iv) A firm of independent certified public accountants shall prepare for the two calendar years immediately preceding the Member Transaction a set of pro forma financial statements that assume the consummation of the Member Transaction throughout the applicable determination period and that are prepared in accordance with generally accepted accounting principles. Based on such pro forma financial statements, such accountants must certify that:

                         (A) the Transferee's Debt Service Coverage Ratio is at least 1.25 and Times Interest Earned Ratio is at least 1.50 for each of the two immediately preceding calendar years (assuming such Member Transaction had been consummated at the beginning of such two-year period);

                         (B) the Transferee's Equity equals at least 27% of its Total Assets after giving effect to such Member Transaction; and

                         (C) the ratio of the Transferee's Net Utility Plant to its Long- Term Debt is at least 1.0 after giving effect to such Member Transaction.

     The specification of conditions in subsection 8.2(b) shall not be construed to establish minimum standards under which the Member may effect a Member Transaction, the purpose of such conditions being to establish when the Seller's approval need not be obtained. In the event the Member seeks the Seller's approval of a Member Transaction, the Seller may withhold such approval only upon a determination by the Board of Directors of the Seller that the Member Transaction could reasonably be expected to have a material adverse effect on the Member's ability to perform its obligations under this Agreement.

          8.3 Service Territory and Distribution System. The Member shall not convey, transfer, lease, or otherwise dispose of any part of its electric distribution system or assigned service territory or voluntarily transfer or assign to another Person any customer of the Member (each, a "Conveyance") if such Conveyance, considered together with (i) all prior Conveyances, and (ii) all prior additions (by construction, conveyance, transfer or lease to the Member) to its electric distribution system, assigned service territory or customers could reasonably be expected to have a material adverse affect on the Member's ability to perform its obligations under this Agreement.

          8.4 Specific Performance. The Member and the Seller agree that the failure or threatened failure of the Member to comply with the terms of this
Section 8 will cause irreparable injury to the Seller, which cannot properly or adequately be compensated by the mere payment of money. The Member agrees, therefore, that in the event of a breach or threatened breach of this Section 8 by the Member, the Seller, in addition to any other remedies that may be available to the Seller, shall have the right to obtain from any competent court a decree enjoining such breach or threatened breach of this Section 8 or providing that the terms of this Section 8 be specifically enforced.

     9.   ASSIGNMENTS.

          9.1  General.

               9.1.1 This Agreement shall be binding upon and inure to the benefit of the permitted successors and permitted assigns of the parties, except that this Agreement may not be assigned by either party unless prior consent to such assignment is given in writing by the other party and, if either party is then an RUS borrower, the Administrator. Any assignment made without a consent required hereunder shall be void and of no force or effect as against the non-consenting party.

               9.1.2 No sale, assignment, transfer or other disposition permitted by this Agreement shall affect, release or discharge either party from its rights or obligations under this Agreement, except as may be expressly provided by this Agreement.

          9.2  Assignment for Security.

               9.2.1 Notwithstanding any other provision of this Agreement, a party, without the other party's consent but, if such assigning party is then a borrower of the RUS, only with the consent of the Administrator, may assign, transfer, mortgage or pledge its interest in this Agreement as security (an "Assignment for Security") for any obligation secured by any indenture, mortgage or similar lien on its system assets without limitation on the right of the secured party to further assign this Agreement, including, without limitation, the assignment by the Member or the Seller to create a security interest for the benefit of the Government, acting through the Administrator, or for the benefit of any third party.

               9.2.2 After any Assignment for Security to the Administrator or other secured party (including any indenture trustee under any indenture securing the obligations of the Seller), the Administrator or other secured party, without the approval of the other party to this Agreement, may (i) cause this Agreement to be sold, assigned, transferred or otherwise disposed of to a third party pursuant to the terms governing such Assignment for Security, or
(ii) if the Administrator or other secured party first acquires this Agreement, sell, assign, transfer or otherwise dispose of this Agreement to a third party; provided, however, that in either case the party who made the Assignment for Security is in default of its obligations to the Administrator or other secured party that are secured by such security interest.

          9.3  Corporate Reorganization.

               9.3.1 The Seller may assign any or all of its rights and delegate any or all of its duties under this Agreement in connection with any reorganization, merger or consolidation of the Seller with another entity in which the Seller is not the surviving entity if (a) such merger or consolidation
(i) is approved by seventy-five percent (75%) of the Board of Directors of Seller and seventy-five percent (75%) of the members of Seller, or (ii) is approved by a majority of the Board of Directors of the Seller and a majority of the members of the Seller if a payment default under the Mortgage shall have occurred and be continuing and (b) the surviving entity shall expressly assume by written agreement executed and delivered to the Member, the performance and observance of the provisions of this Agreement required to be performed or observed by the Seller.

               9.3.2 The Seller may, in its sole discretion, at any time and from time to time, retire, sell, transfer, lease, terminate or otherwise dispose of any Resource (even though such transaction may reduce or eliminate the electric capacity and associated energy available to the Member with respect to such Resource); provided, that the Seller shall not sell, transfer, lease or otherwise dispose of all or substantially all of its Resources (each a "Seller Transaction") to any Person (or make any agreement therefor), whether in a single transaction or a series of transactions, unless such Seller Transaction is either: (a) approved by seventy-five percent (75%) of the Seller's Board of Directors and seventy-five percent (75%) of the members of the Seller, or (b) approved by a majority of the Board of Directors of the Seller and a majority of the members of the Seller if a payment default under the Mortgage shall have occurred and be continuing. The Seller may sell or lease and leaseback any interest in a Resource (a "Leasehold Interest") in a sale-leaseback, lease-leaseback or similar transaction of any term or length (a "Lease Transaction") (even though such Lease Transaction may reduce the capacity and associated energy available to the Member with respect to such Resource). In connection with any Lease Transaction, the Leasehold Interest shall be considered the same Generating Resource and not a new Future Resource.

          9.4 Receiver or Trustee in Bankruptcy. The parties intend that the obligations of the Member under this Agreement shall not be affected by a receiver, a trustee in bankruptcy, a mortgagee or an indenture trustee taking charge of the assets or business of the Seller, and that such receiver, trustee, mortgagee or indenture trustee may exercise all of the rights of, and make all of the determinations provided to be made in this Agreement by, the Board of the Directors of the Seller.

          9.5 Express Rejection of Implied Limitations. The parties intend that this Agreement shall be assignable in accordance with the provisions of this
Section 9 without regard to any other provisions of this Agreement, the nature of the Person to which this Agreement is assigned, or the issues raised in the case, In the Matter of Wabash Valley Power Ass'n., Inc., 72 F.3d. 1305 (7th Cir.
1995). Consequently, the parties agree that this Agreement may be assigned to any Person (including any receiver or trustee in bankruptcy) pursuant to this
Section 9 without regard to the fact that (i) such Person is not a cooperative;
(ii) the Board of Directors of such Person, if any, is not chosen by a vote in which the Member participates; or (iii) such Person is not operated on a not-for-profit basis. Further, no other provision of this Agreement shall restrict the assignment of this Agreement pursuant to this Section 9. In the event an assignment is made to a Person that is not an electric membership corporation (or other form of electric cooperative), all provisions of this Agreement requiring approval of the members or of the Board of Directors of the Seller shall cease to be applicable, and in such instances the Seller may act in its discretion. References in this Agreement to an assignment of this Agreement shall mean and include either or both of an assignment of rights or a delegation of duties.

     10.  EVENTS OF DEFAULT AND REMEDIES.

          10.1 Payment Default. If the Member fails to make full payment to the Seller when required to be made under the provisions of this Agreement, and such failure continues for a period of ten (10) business days, the Seller shall give or cause to be given written notice to the Member. If the Member does not, within ten (10) business days from the date of the mailing of such notice, pay the full amount then due to the Seller, together with interest thereon, at the maximum legal rate of interest permitted by law from the date it became due, then such failure shall constitute a "Payment Default" on the part of the Member. The Seller shall promptly provide written notice to the other members of the Payment Default.

               10.1.1 Upon a Payment Default, the Seller may suspend service to the Member for all or any part of the period of continuing default. The Seller's right to suspend service shall not be exclusive, but in addition to all other remedies available to the Seller at law or in equity. No suspension of service or termination of this Agreement or recovery of additional revenues from other members pursuant to Section 5.6 shall relieve the Member of its obligations hereunder, which are absolute and unconditional. The Seller shall credit the obligations of the Member during any suspension of service with the monies actually received by the Seller from sales of capacity and energy that would have been available to serve the Member, but the Seller shall not be responsible for failure to mitigate the consequences of the Member's failure to pay in absence of gross negligence or willful misconduct.

               10.1.2 The Seller may terminate this Agreement if (i) a Payment Default shall have occurred and be continuing and (ii) such termination is approved by seventy-five percent (75%) of the Seller's Board of Directors and seventy-five percent (75%) of the non-defaulting members of the Seller.

               10.1.3 The fact that other members have paid increased rates and charges shall not relieve the Member of its liability for the amount owed by it to the Seller, and any member, either individually or as a member of a group, shall have such right of recovery from the Member as may be provided by law. The Seller or any member as their interests may appear, jointly or severally, may commence such suits, actions or proceedings, at law or in equity, including suits for specific performance, as may be necessary or appropriate to enforce the obligations of the Member under this Agreement.

          10.2 Seller's Failure to Deliver. If the Seller fails to deliver electric capacity and energy as a result of the breach of the duties imposed on it under Section 6, the Seller shall promptly reimburse the Member for the cost of electric capacity and energy required to replace such capacity and energy, but the Member shall not be entitled to terminate this Agreement or to withhold payments required to be made pursuant to this Agreement.

          10.3 Performance Default. If either party fails to comply with any of the terms, conditions and covenants of this Agreement (and such failure does not constitute a Payment Default by the Member), the non-defaulting party shall give the defaulting party written notice of the default (a "Performance Default"). The defaulting party shall have a period of thirty (30) days after receipt of such notice to commence reasonable efforts to cure such Performance Default, and it shall have an additional thirty (30) days to cure such Performance Default. Thereafter, if such Performance Default is continuing, the non-defaulting party, subject to the provisions of Section 10.4.1, shall have all of the rights and remedies provided at law and in equity, other than termination of this Agreement.

          10.4 Remedies.

               10.4.1 No remedy conferred upon or reserved to the Seller or the Member under this Agreement is intended to be exclusive of any other remedy or remedies available hereunder or now or hereafter existing and every such remedy shall be cumulative and shall be in addition to every other such remedy, provided that no Performance Default by the Seller shall permit the Member to terminate this Agreement or relieve the Member of its obligation to make payments pursuant to this Agreement, which obligation shall be absolute and unconditional.

               10.4.2 No waiver by either party hereto of any one or more defaults by the other party hereto in the performance of any provision of this Agreement shall be construed as a waiver of any other default or defaults, whether of a like kind or different nature.

               10.4.3 Any action taken or determination made by the Board of Directors of the Seller as provided in Sections 3.2.2 and 3.4.3 shall be conclusive and binding as to the Member and all other members of the Seller.

               10.4.4 To the fullest extent permitted by law, neither party shall be liable to the other for any indirect, consequential, multiple or punitive damages unless such damages are the result of the party's bad faith, gross negligence or willful misconduct.

     11.  REASONABLENESS OF RATES.

          11.1 Fixed Rate Contract. The Seller was organized by the Member and 38 other electric membership corporations in Georgia to provide collectively for their electric capacity and energy requirements. This Agreement was established between the parties hereto, taking into account the present and projected needs for electric capacity and energy of the members of the Seller, the costs of the facilities subject to and contemplated by this Agreement and the alternatives thereto. The parties agree that the rates established hereunder are just and reasonable under the current circumstances and reflect their determination of what would be just and reasonable under future conditions reasonably contemplated by them. The rates take into account specific benefits achieved by the parties through this Agreement and not otherwise available to the parties, and reflect the sharing of those benefits without undue discrimination against any current or future customer of the Seller.

          11.2 Formulaic Rate. The charges to be paid by the Member to the Seller for electric capacity and energy provided under this Agreement are intended to be adjusted only pursuant to and in accordance with the formulaic rates specified in "Rate Schedule A," as such formulae may be revised from time to time pursuant to the express terms of this Agreement.

          11.3 Regulatory Review.

               11.3.1 Nothing contained in this Agreement shall be construed as affecting in any way the right of the Seller unilaterally to file an application for a change in any part of "Rate Schedule A" to any governmental authority having jurisdiction, including the FERC under Section 205 of the Federal Power Act and pursuant to the FERC's rules and regulations promulgated thereunder, upon approval of the change by the Seller in a manner consistent with this Agreement. Other than an initial application filed by the Seller with the FERC to provide service pursuant to "Rate Schedule A," the Seller agrees that the Member may protest or contest the filings referred to in this Section 11.3 or any filings made by any member of Seller to change the formulary rate mechanism contained in "Rate Schedule A," and the Member does not waive any rights it may have with respect to such filings.

               11.3.2 It is the intent of the parties hereto that any such governmental authority having jurisdiction shall not, on its own motion or after petition by any person other than the Seller, replace the rates contained in "Rate Schedule A" with any other rate except upon finding that "Rate Schedule A" is contrary to the public interest.

               11.3.3 If the Seller's rates are not established pursuant to a formulary rate mechanism, such as "Rate Schedule A" as changed from time to time, the Member shall have the right to file any applications relating to rates as may be permitted by law.

     12.  EFFECTIVENESS AND TERM.

          12.1 Effectiveness and Term. This Agreement is dated as of the date specified in the introductory paragraph and shall become effective upon (i) execution and delivery hereof by the Seller and the Member, (ii) the approval in writing by the Administrator and (iii) the acquisition by GTC of the Seller's transmission and distribution assets substantially as an entirety. This Agreement shall remain in effect until December 31, 2025, and from year to year thereafter unless terminated on December 31, 2025, or any succeeding December 31, by either party's giving to the other not less than three years' prior written notice of its intention to terminate.

          12.2 Reduction in Term. In the event the Seller prepays all of its obligations to the United States of America, the term of this Agreement will be shortened to coincide with the latest maturity of any then outstanding indebtedness, including any indebtedness issued to finance the amount of the prepayment, if such latest maturity occurs prior to December 31, 2025, provided, however, that in no event shall the term of this Agreement be shortened to a date prior to the expiration of any Lease Transaction, the performance of which depends upon the continued existence of this Agreement.

     13.  AMENDMENTS, ENTIRE AGREEMENT AND CONFLICTS.

          13.1 Amendments.

               13.1.1 No amendment to this Agreement shall be effective unless it has been approved or accepted for filing and permitted to go into effect by each governmental authority having jurisdiction.

               13.1.2 This Agreement may be amended by agreement between the Seller and the Member, but no such amendment to this Agreement shall be effective unless it is in writing, executed by both parties; provided, however, that changes to "Rate Schedule A" shall be effective when made in accordance with the express provisions of this Agreement.

          13.2 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter contemplated by this Agreement and supersedes all prior agreements, whether oral or written. "Rate Schedule A", Schedule B and Schedule C are incorporated herein by reference.

          13.3 Conflicts.

               13.3.1 The Seller's Resource Policies, a current copy of which is attached hereto as Schedule B, may be modified from time to time by the Seller's Board of Directors. In the event of any conflict between the provisions of this Agreement and the Seller's Resource Policies, the provisions of this Agreement shall govern.

               13.3.2 The provisions of this Agreement and "Rate Schedule A" incorporated by reference shall be interpreted to harmonize as a single instrument. In the event of any conflict between the provisions of this Agreement and the provisions of any amendments to "Rate Schedule A" or any future exhibits, appendices or schedules attached thereto and incorporated by reference herein, the provisions of this Agreement shall govern.

          13.4 Counterparts. This Agreement may be executed in multiple counterparts to be construed as one.

     14. SEVERABILITY. If any part, term, or provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term, or provision held to be unenforceable.

     15. AMENDMENT AND RESTATEMENT. This Agreement restates into a single instrument the terms of the Existing Contract and the amendments made hereby. Prior to the amendments made hereby, the Existing Contract provided that "[t]he Seller shall sell and deliver to the Member and the Member shall purchase and receive from the Seller all electric power and energy which the Member shall require for the operation of the Member's system," subject to certain limited exceptions. The Seller and the Member acknowledge that their mutual intent in amending and restating the Existing Contract as provided in this Agreement is to change the all requirements obligation between them by fixing the Member's responsibility for electric capacity and associated energy committed to by the Seller pursuant to and in reliance upon the Existing Contract and similar contracts with its other members, and charges for such electric capacity and energy, in a manner such that the Seller can continue to meet its obligations with respect to such capacity and energy and to permit the Member to utilize electric capacity and energy from other sources on the terms and conditions set forth in this Agreement.

     16. GOVERNING LAW. Except to the extent governed by applicable federal law, this Agreement shall be governed by, and construed in accordance with, the laws of the State of Georgia.

     17. MEDIATION. If a dispute arises out of or relates to this Agreement, including all attachments hereto, or the breach thereof, the parties shall first in good faith seek to resolve the dispute through negotiation. If such dispute cannot be settled through negotiation, the parties agree to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration, litigation, or some other dispute resolution procedure; provided that a party may not invoke mediation unless it has provided the other with written notice of the dispute and has attempted in good faith to resolve such dispute through negotiation. Notwithstanding the foregoing, any party may seek immediate equitable relief, without attempting to settle a dispute through mediation, in any case where such party is entitled to equitable relief by the terms of this Agreement or otherwise.

     18.  MEMBER'S WITHDRAWAL FROM SELLER.

          18.1 Member Withdrawal. In the event the Member elects to withdraw as a member of Seller, the Member shall execute a copy of the Withdrawal Agreement (the "Withdrawal Agreement") in the form attached to the Member Agreement, dated as of August 1, 1996, among the Seller and its members, and deliver the same to Seller along with its Notice of Intent to Withdraw, including all required attachments to such Notice, as required by the Seller's bylaws. Such existing provisions of the Seller's bylaws and the form of the Withdrawal Agreement are incorporated by reference into this Agreement, and no amendment of such provision of the Seller's bylaws or the form of the Withdrawal Agreement shall reduce the rights of the Member (without its consent) as provided therein. The Member agrees that in the event of its withdrawal as a member of Seller, the performance by the Member in accordance with the terms of the Withdrawal Agreement shall be required in order to satisfy its obligations to Seller under this Agreement. The Member, by executing this Agreement, hereby stipulates and agrees that any other member of Seller may satisfy its obligations to the Seller, to the Member and to all other members of the Seller (current and former) by performing in accordance with the terms of the Withdrawal Agreement.

          18.2 References. For the purposes of this Agreement, each reference to the "Member" shall mean (i) the withdrawn Member from and after the effective date of the Member's withdrawal from the Seller or (ii) any permitted assignee from and after the effective date of an assignment by the Member of this Agreement as provided in the Withdrawal Agreement. Further, for the purposes of this Agreement, each reference to a "member" or to the "members" of the Seller shall include any member or members which withdraw from the Seller or any permitted assignee of such member or members, except that any reference to an approval of the members shall not include any withdrawn member or members or such permitted assignees.

     19.  MISCELLANEOUS.

          19.1 No Retail Sales. The Seller shall not, during the term of this Agreement, without the consent of the Member, (a) provide retail electric service in the State of Georgia within the Member's assigned geographic area established in accordance with the Georgia Territorial Electric Service Act, as such statute may be amended or replaced, or (b) offer to provide retail electric service to any existing customer of the Member.

          19.2 Indemnification. The Member shall indemnify and hold the Seller harmless from and against any and all losses, costs, liabilities, damages and expense (including without limitation attorneys' fees and expenses) of any kind incurred or suffered by the Seller pursuant to, as a result of or in connection with any resale by the Member of capacity, energy or both in the exercise of the Member's rights under Sections 4.4 or 4.5 except for losses, costs, liabilities, damages and expenses (including without limitation attorneys' fees and expenses) incurred or suffered by the Seller as a proximate cause of any action of the Seller that is not Prudent Utility Practice or is a breach of this Agreement.

          19.3 No Restriction on Revenue Allocation. The Member's PCR and that of other members of the Seller for any or all Future Resources may be different from their respective percentages set forth on Exhibit 1 to Appendix 1 to "Rate Schedule A" with respect to Existing Resources, and may also vary among Future Resources or be zero as to any Future Resource. Recognizing the potential for such variation, and notwithstanding anything in any other agreement or document existing on the date of this Agreement, the Member agrees that the Seller shall not be restricted in its ability to apply revenues received from the Member or other amounts received by the Seller from the Member and others from or on account of the ownership or operation of its system or through or on account of the financing thereof, in such manner as the Seller shall determine to be in its best business interest. Likewise, the Member agrees that the Seller shall not be restricted in the Seller's ability to secure any and all indebtedness it may incur under instruments conveying security title to or creating a lien or other security interest in any or all of the Seller's assets, without regard to the purpose for which the indebtedness has been or may be incurred or the purpose for which the assets are used or are to be used, but the Member's contingent liability in the event of a Payment Default shall be governed by Section 3.5.

          19.4 Corporate Documents. Whenever this Agreement authorizes the Seller to amend a schedule hereto, to develop and implement policies or to make other decisions or do other acts or things, at its sole discretion or otherwise, the Seller shall do so substantially in accordance with the applicable provisions of its duly adopted Articles, bylaws and corporate policies. Any failure on the part of the Seller to comply with this Section shall not relieve the Member of any obligation under this Agreement, but the Member shall not otherwise be prevented or limited in asserting any other rights it may have against the Seller in respect of such failure.

          19.5 Information Requirements. The Seller and the Member shall each furnish to the other promptly upon request any and all information about itself, its financial condition, business and properties which may be necessary or desirable to facilitate any financing undertaken by the requesting party or any continuing disclosure obligation incurred by the requesting party in connection with any such financing. The supplying party shall be responsible only to the requesting party for the accuracy and completeness of the information furnished and shall have no responsibility or liability for the manner in which such information is used or its appropriateness for such use. The supplying party shall have no liability to any third party to which the requesting party may furnish this information or any excerpt therefrom or summary thereof, and shall be entitled to receive appropriate assurances and indemnities from the requesting party to that effect as a condition to providing such information, provided that no such assurance or indemnity shall relieve the supplying party of liability to the requesting party for the accuracy and completeness of the information supplied.

          19.6 No Third Party Beneficiaries. The Seller and the Member agree that no other member of the Seller or any other third party is an intended third-party beneficiary of this Agreement, except as may be provided in a separate instrument executed by each of the Seller and the Member.

          19.7 Rules of Construction.

               (a) The descriptive headings of the various articles, sections and subsections of this Agreement and the Schedules attached hereto have been inserted for convenience of reference only and shall not be construed as to define, expand, or restrict the rights and obligations of the parties.

               (b) Wherever the term "including" is used in this Agreement and the Schedules attached hereto, such term shall not be construed as limiting the generality of any statement, clause, phrase or term.

               (c) The terms defined in this Agreement and the Schedules attached hereto shall include the plural as well as the singular and the singular as well as the plural.

     20. NOTICES. All notices, requests, statements or payments provided for, required or permitted by this Agreement shall be sufficient for any and all purposes under this Agreement when transmitted by facsimile, first class United States Mail, hand delivery, or a private express delivery service to the facsimile numbers or addresses provided below.

          Seller:

          Oglethorpe Power Corporation
          2100 East Exchange Place
          P. O. Box 1349
          Tucker, Georgia  30085-1349
          Attention:  President and Chief Executive Officer

          FAX:  (770) 270-7872

          Member:

          Okefenoke Electric Membership Corporation
          P.O. Box 602
          Nahunta, GA 31553-0602 Attention:

          FAX:  (912) 462-6100


                            (Signatures on next page)

        IN WITNESS WHEREOF, the Seller and the Member have caused this Agreement to be executed, attested, sealed and delivered by their respective duly authorized officers as of the day and year first written above.


                                   SELLER:

                                   OGLETHORPE POWER CORPORATION
                                   (AN ELECTRIC MEMBERSHIP
                                   GENERATION & TRANSMISSION
                                   CORPORATION)


[CORPORATE SEAL]                   By:  /s/ T.D. Kilgore
                                        ----------------------------------------
                                        T. D.  Kilgore, President and Chief
                                        Executive Officer

ATTEST:


/s/ Patricia N. Nash
----------------------------------------
Patricia N. Nash, Assistant Secretary


                                   MEMBER:

                                   OKEFENOKE RURAL ELECTRIC
                                   MEMBERSHIP CORPORATION


[CORPORATE SEAL]                   By:  /s/ Robert W. Combs
                                        ----------------------------------------
                                        Name:   Robert W. Combs
                                        Title:  President

ATTEST:


/s/ James L. Conner
----------------------------------------
Name:   James L. Conner
Title:  Secretary/Treasurer

     Schedule A and Schedule B to the Amended and Restated Wholesale Power Contract are not filed herewith; however the Registrant hereby agrees that such Schedules will be provided to the Commission upon request.

                                   SCHEDULE C


All capitalized terms used in this Agreement, including in this Schedule C, in "RATE SCHEDULE A" and in Schedule B, and not otherwise defined shall have the respective meanings set forth below.

    "Accounting Requirements" shall mean the requirements of any system of accounts prescribed by the RUS as long as the Government is the holder, insurer or guarantor of any indebtedness of the Member or, in the absence thereof, the requirements of generally accepted accounting principles applicable from time to time to companies similar to the Member.

    "Administrator" shall be as defined in the third Recital.

    "Agreement" shall be as defined in the first sentence of this Agreement.

    "Annual Planning Report" shall be as defined in Section 3.3.1.

    "Assignment for Security" shall be as defined in Section 9.2.1.

    "Conveyance" shall be as defined in Section 8.3.

    "Debt Service Coverage Ratio" shall mean the ratio determined as follows: for each calendar year ADD (i) Patronage Capital or Margins, (ii) Interest Expense, and (iii) Depreciation and Amortization Expense AND DIVIDE the total so obtained by an amount equal to the sum of all payments of principal and interest required to be made on account of Long-Term Debt during such calendar year; provided, however, that in the event that any Long-Term Debt has been refinanced during such year, the payments of principal and interest required to be made during such year on account of such Long-Term Debt shall be based (in lieu of actual payments required to be made on such refinanced debt) upon the larger of
(y) an annualization of the payments required to be made with respect to the refinancing debt during the portion of such year such refinancing debt is outstanding, or (z) the payment of principal and interest required to be made during the following year on account of such refinancing debt, all as computed in accordance with Accounting Requirements.

    "Depreciation and Amortization Expense" shall mean an amount constituting the depreciation and amortization, as computed pursuant to Accounting Requirements.

    "Equity" shall mean the total equities and margins (or, if not a cooperative, equity), excluding Regulatory Assets, as computed pursuant to Accounting Requirements.

    "Existing Contract" shall mean that certain Amended and Consolidated Wholesale Power Contract, dated as of December 1, 1988, between the Seller and the Member, and when used in the plural, shall mean such contract and the similar contracts dated as of the same date and between the Seller and any other member.

    "Existing Resources" shall mean the Resources as set forth in Exhibit 1 to Appendix 1 to "RATE SCHEDULE A", as changed as a result or any Minor Resource Modification and any Major Resource Modification required to comply with Legal Requirements pursuant to Section 3.4.3.

    "FERC" shall mean the Federal Energy Regulatory Commission.

    "Force majeure" shall have the meaning set forth in Section 6.3.1.

    "Future Resource" shall mean any (i) new Generating Resource, or (ii) Power Purchase Resource of the Seller or (iii) Major Resource Modification pursuant to
Section 3.4.3(c).

    "GSOC" shall be as defined in Section 4.2.

    "GTC" shall be as defined in the ninth Recital.

    "Generating Resource" shall mean the Seller's interest in and to any existing, additional or repowered generating facilities, which may be owned (jointly or individually), leased or otherwise acquired, as changed as a result of any Minor Resource Modification and any Major Resource Modification required to comply with Legal Requirements pursuant to Section 3.4.3. A single unit or facility may be divided into one or more Generating Resources as the result of a Major Resource Modification.

    "Government" shall be as defined in the third Recital.

    "ITS" shall be as defined in Section 6.1.

    "Indebtedness" shall mean

         (1) debt incurred or assumed by the Seller for borrowed money or for the acquisition, construction or improvement of property other than goods or services that are acquired in the ordinary course of business of the Seller;

         (2) lease obligations of the Seller that, in accordance with generally accepted accounting principles are shown on the liability side of a balance sheet;

         (3) all debt (other than indebtedness otherwise treated as Indebtedness hereunder) for borrowed money or the acquisition, construction or improvement of property or capitalized lease obligations guaranteed, directly or indirectly, in any manner by the Seller, or in effect guaranteed, directly or indirectly, by the Seller through an agreement, contingent or otherwise, to purchase any such indebtedness or to advance or supply funds for the payment or purchase of any such indebtedness or to purchase property or services primarily for the purpose of enabling the debtor or seller to make payment of such indebtedness, or to assure the owner of the indebtedness against loss, or to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether or not such property is delivered or such services are rendered), or otherwise; or

         (4) any agreement by the Seller to purchase or lease power, supplies, property or services primarily for the purpose of enabling a debtor or seller to make payment of debt service on indebtedness, pursuant to which the Seller agrees to pay for power, supplies, property or services irrespective of whether or not such power, supplies or property are delivered or such services are rendered.

    "Interest Expense" shall mean an amount constituting the interest expense on Long-Term Debt, as computed in accordance with Accounting Requirements.

    "Joint Planning and Resource Management" shall be as defined in Section
3.3.1.

    "Leasehold Interest" shall be as defined in Section 9.3.2.

    "Lease Transaction" shall be as defined in Section 9.3.2.

    "Legal Requirements" shall mean:

         (1) obligations of the Seller under all laws, codes, ordinances, orders, judgments, decrees, injunctions, licenses, rules, permits, approvals, regulations, and requirements of every governmental authority having jurisdiction over the matter in question, whether federal, state or local, which may be applicable to the Seller;

         (2) obligations of the Seller under an existing joint ownership agreement or other existing contract with respect to Existing Resources;

         (3) requirements pursuant to Prudent Utility Practice to keep Existing Resources in good operating condition during the useful life or contract term of such Existing Resources;

         (4) obligations of the Seller under a joint ownership agreement or other agreement with respect to a Future Resource, which agreement has been approved by a vote of seventy-five percent (75%) of each of the members of the Seller's Board of Directors and the members of the Seller; or

         (5) requirements pursuant to Prudent Utility Practice to keep a Future Resource in good operating condition during the useful life or contract term of such

    Future Resource, if such Future Resource has been approved by a vote of seventy-five percent (75%) each of the members of the Seller's Board of Directors and the members of the Seller.


    "Long-Term Debt" shall mean an amount constituting long-term debt, as computed in accordance with Accounting Requirements.

    "Major Resource Modification" shall mean any of (i) a Resource Modification that is expected to result in an increase in the Rated Capacity of a Resource by five percent (5%) or more, (ii) a Resource Modification that results in the extension of the projected total useful life by five percent (5%) or more of the original projected useful life, or (iii) an extension of the contract term for a Power Purchase Resource by more than one (1) year; all as conclusively determined by the Seller's Board of Directors and, with respect to
(i) and (ii), based upon a study by an independent consulting engineer.

    "member" shall mean a member of the Seller.

    "Member" shall mean the electric membership corporation identified as such in the first sentence of this Agreement.

    "Member Transaction" shall be as defined in Section 8.2.

    "Minor Resource Modification" shall mean any Resource Modification that is not a Major Resource Modification.

    "Mortgage" shall be as defined in the fourth Recital.

    "Non-Recourse Obligation" shall mean any indebtedness or other obligation,
(a) liability for which is limited to (i) specific property of the Seller and
(ii) the revenues and other rights under separate power supply agreements and
(b) for which there is no recourse, directly or indirectly, to any other property, revenues or agreements of the Seller; provided that such indebtedness or other obligation is incurred solely in connection with the acquisition, construction or operation of the property or agreements to which the liability relates.

    "Notes" shall be as defined in the third Recital.

    "Patronage Capital or Margins" shall mean the amount of net patronage capital and margins (or, if not a cooperative, net income), as computed in accordance with Accounting Requirements.

    "Payment Default" shall be as defined in Section 10.1 or where the context requires similar payment default by another of the members of the Seller.

    "Percentage Capacity Responsibility" or "PCR" of the Member and of each other member shall mean the percentage allocation with respect to a Resource, including the allocation of electric capacity, cost responsibility and revenues, if applicable. Exhibit 1 to Appendix 1 to "RATE SCHEDULE A" sets forth the PCR for the Member with respect to Existing Resources. Future exhibit(s) to Appendix 1 to "RATE SCHEDULE A" shall set forth any PCR for the Member and other members with respect to Future Resources.

    "Performance Default" shall be as defined in Section 10.3.

    "Person" shall mean an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

    "Pool" shall be as defined in Section 4.1.

    "Power Marketing Transaction" shall be as defined in Section 19.

    "Power Purchase Resource" shall mean a purchase of capacity and energy or energy by the Seller with a contract term greater than one (1) year.

    "Power Sales Resource" shall mean a sale of capacity and energy or energy made by the Seller with a contract term greater than one (1) year.

    "Prudent Utility Practice" shall be as defined in Section 6.3.2.

    "REAct" shall be as defined in the seventh Recital.

    "RUS" shall be as defined in the second Recital.

    "Rated Capacity" shall mean the capacity rating of a Resource in effect from time to time, as determined by the Seller and used in Section 3.3 of Appendix 3 to "RATE SCHEDULE A."

    "Regulatory Asset" shall mean the sum of any amounts properly recordable as unrecovered plant and regulatory study costs or as other regulatory assets, as computed in accordance with Accounting Requirements.

    "Resource" shall mean one of the Generating Resources or Power Purchase Resources.

    "Resource Modification" shall be as defined in Section 3.4.3.

    "Resource Policies" shall be as defined in Section 3.3.1.

    "Scheduling Member" shall be as defined in Section 4.1.

    "Secured Obligations" shall be as defined in the fourth Recital.

    "Seller" shall mean Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation).

    "Seller Transaction" shall be as defined in Section 9.3.2.

    "Times Interest Earned Ratio" shall mean the ratio determined as follows:
For each calendar year add (i) Patronage Capital or Margins and (ii) Interest Expense on Long-Term Debt, and divide the total so obtained by Interest Expense on Long-Term Debt, all as computed in accordance with Accounting Requirement.

    "Total Assets" shall mean an amount constituting the total assets, but excluding any Regulatory Assets, as computed in accordance with Accounting Requirements.

    "Transferee" shall mean the Person formed by any consolidation or that is the survivor of any merger or reorganization or the Person that acquires or leases all or substantially all of the electric assets of the Member.

    "Withdrawal Agreement" shall be as defined in 18.1.